OMB APPROVAL

OMB Number: 3235-0570

Expires: October 31, 2006

Estimated average burden hours per response: 19.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5410

ING Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

February 28, 2006

ING Prime Rate Trust

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Prime Rate Trust

ANNUAL REPORT

February 28, 2006

Table of Contents

Portfolio Managers’ Report	2

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Statement of Cash Flows	12

Financial Highlights	13

Notes to Financial Statements	14

Portfolio of Investments	24

Additional Information	56

Tax Information	58

Trustee and Officer Information	59

Advisory Contract Approval Discussion	64

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT

Dear Shareholders:

ING Prime Rate Trust (the “Trust”) is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in senior loans.

PORTFOLIO CHARACTERISTICS
AS OF FEBRUARY 28, 2006

Net Assets	$1,100,671,274
Total Assets	$2,090,097,763
Assets Invested in Senior Loans	$2,027,621,327
Senior Loans Represented	484
Average Amount Outstanding per Loan	$4,189,300
Industries Represented	38
Average Loan Amount per Industry	$53,358,456
Portfolio Turnover Rate	81%
Weighted Average Days to Interest Rate Reset	41
Average Loan Final Maturity	64 months
Total Leverage as a Percentage of Total Assets (including Preferred Shares)	44%

PERFORMANCE SUMMARY

The Trust declared $0.12 of dividends during the fourth fiscal quarter and $0.46 for the year ended February 28, 2006. Based on the average month-end net asset value (“NAV”) per share of $7.45, this resulted in an annualized distribution rate of 6.58%(1) for the quarter and 6.23%(1) for the year. The Trust’s total net return for the fourth fiscal quarter, based on NAV, was 3.97%, versus a total gross return on the S&P/LSTA Leveraged Loan Index (“LLI”)(2) of 1.91% for the same quarter. For the year ended February 28, 2006, the Trust’s total net return, based on NAV was 8.53% versus 5.62% gross return for the S&P/LSTA Leveraged Loan Index. The total market value return (based on full reinvestment of dividends) for the Trust’s common shares during the fourth fiscal quarter was 9.08% and -0.82% for the year ended February 28, 2006.

MARKET OVERVIEW

The S&P Leveraged Loan Index posted a solid 5.62% gross return for the twelve month period ended February 28, 2006, or roughly 2.16% in excess of average one month London Inter-Bank Offered Rate (“LIBOR”). It continues to be favorable times but, by some accounts, very challenging times for loan investors, as market conditions remain highly charged. Demand for loans continues to be exceptionally strong as long-established loan buyers (such as the Trust) and,

(1)         The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Trust’s average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)         The S&P/LSTA Leveraged Loan Index (“LLI”) is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s and the Loan Syndications and Trading Association (“LSTA”) conceived the LLI to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

(1)         Source: Standard & Poor’s Leveraged Commentary & Data

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT (continued)

increasingly, non-traditional investors including hedge funds and high yield bond investors look to floating rate loans as a hedge against rising rates. As of February 28, 2006, the number of investor groups actively trading loans was estimated at 235, up from approximately 170 at the end of 2004(1).

As noted in our last report, increased competition has made sourcing new loan investments more demanding for all active investors and, in turn, has driven average borrowing (or credit) spreads on loans to new lows. Fortunately, on the other side of the equation, the available supply of new loans has generally maintained pace with demand, buoyed by robust M&A activity, sustained economic strength and low relative borrowing rates. Institutional loan volume surged to $72 billion during the first quarter of 2006, up from $46 billion during the previous calendar quarter, and topping the prior high water mark of $52 billion during the first quarter of 2005(3).

While new deal volume has been quite good, it has also been inconsistent at best and, at times, painfully uneven. When new issuance activity slows down, the pace of borrowing spread re-pricing (lower) inevitably heats up. As a result, credit spreads on new loans have continued on a flat to downward path, and secondary loan prices have remained very firm, even, in some cases, in the face of negative company-specific credit developments. In short, like most other capital markets, loan investors currently reside within a very liquidity-driven environment.

Credit conditions, and the direction of short-term interest rates, remain the primary focus of loan investors, and are paramount to overall loan performance. Default rates continued to grind upward in fiscal year ended February 28, 2006, ending the period at 2.08%, versus 1.98% at the end of calendar 2005, but still well shy of the average over the last full credit cycle(3). Digging more deeply into the default statistics reveals a high concentration in a small number of industries (traditional automotive suppliers and domestic commercial airlines, areas in which the Trust has been significantly underweight for some time).

TOP TEN INDUSTRY SECTORS
AS OF FEBRUARY 28, 2006
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
North American Cable	9.6%	18.1%
Healthcare, Education and Childcare	7.6%	14.4%
Chemicals, Plastics & Rubber	5.8%	10.9%
Oil and Gas	5.1%	9.7%
Utilities	4.8%	9.0%
Buildings and Real Estate	4.7%	8.9%
Printing and Publishing	4.4%	8.3%
Leisure, Amusement, Entertainment	4.2%	8.0%
Retail Stores	4.0%	7.6%
Automobile	3.8%	7.4%
Portfolio holdings are subject to change daily.

TOP TEN SENIOR LOAN ISSUERS
AS OF FEBRUARY 28, 2006
AS A PERCENTAGE OF:

	TOTAL ASSETS	NET ASSETS
Charter Communications Operating, LLC	2.7%	5.1%
Metro-Goldwyn-Mayer Studios, Inc.	2.0%	3.9%
Sungard Data Systems, Inc.	1.6%	3.0%
Georgia-Pacific Corporation	1.5%	2.9%
Davita, Inc.	1.5%	2.8%
NRG Energy, Inc.	1.5%	2.8%
Century Cable Holdings, LLC	1.4%	2.7%
El Paso Corporation	1.3%	2.6%
Olympus Cable Holdings, LLC	1.3%	2.5%
Fidelity National Information Solutions, Inc.	1.3%	2.4%
Portfolio holdings are subject to change daily.

(3)         Source: Standard & Poor’s Leveraged Commentary & Data

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT (continued)

Generally speaking, the broader U.S. economy remains on solid footing from a GDP and job growth perspective, while inflation, although showing signs of escalating, remains within acceptable ranges. It is, however, that threat of rising wholesale and retail prices that seemingly perpetuates a hawkish stance from the Federal Reserve Board (“Fed”). While senior loans have been proven an all-weather asset class, they historically have performed exceptionally well in periods of rising short-term interest rates.

PORTFOLIO OVERVIEW

The Trust NAV performance during fiscal year ended February 28, 2006, was largely due to constructive asset selection, the avoidance of defaults, and favorable recoveries on a small number of holdings previously classified as non-performing. The top two individual issuers at period-end, Charter Communications Operating LLC (2.7% of total assets) and MGM Studios, Inc. (2.0% of total assets) were, by a fairly wide margin, the two largest contributors to the Trust’s returns for the fiscal year. The only material detractors to the Trust’s period returns were the Adelphia Communications family of borrowers, notably Century Cable Holdings LLC and Olympus Cable Holdings LLC (1.4% and 1.3% of total assets, respectively), and a relatively small position in Movie Gallery, Inc. (approximately 0.24% of total assets). A degree of price volatility is a constant part of the Adelphia saga as the company continues to work through the asset disposition process. Movie Gallery, along with the rest of the brick and mortar video rental industry, continues to struggle with weak box office results and increased competition from on-line video distribution channels. We continue to monitor developments in this area closely.

There were no significant changes in sector positioning during the period. North American Cable (9.5%) and Healthcare, Education and Childcare (7.6%) closed out the period as the Trust’s top two sector exposures. We continue to view these sectors as attractive based on a combination of low secured leverage levels and healthy market multiples (i.e., strong collateral coverage), relative price stability and continuity of demand. The lone material change in the Trust’s top sector positioning was a reduction in Buildings/Real Estate to 4.7% (from 6.3% as of the end of the third fiscal quarter), this due to sizeable prepayments of a small number of issuers in this sector.

The Trust remains well diversified. The average individual loan position represented approximately 0.20% of total assets at period-end, down from 0.24% at the end of last fiscal quarter, while the average industry sector accounted for roughly 2.55%, down fractionally from the prior quarter-end.

USE OF LEVERAGE

The Trust utilizes financial leverage to seek to increase the yield to the holders of common shares. As of February 28, 2006, the Trust had $450 million of “Aaa/AAA(4)” rated cumulative auction rate preferred shares outstanding, and $465 million of borrowings outstanding under $625 million in available credit facilities. Total leverage, as a percentage of total assets (including preferred shares), was 43.78% at period end. The use of leverage for investment purposes increases both investment opportunity and investment risk.

(4)         Obligations rated Aaa by Moody’s Investors Service are judged to be of the highest quality, with minimal credit risk. An obligator rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest Issuer Credit Rating assigned by Standard & Poor’s. Credit quality refers to the Trust’s underlying investments, not to the stability or safety of this Trust.

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT (continued)

OUTLOOK

As of this writing, there does not appear to be any signs on the investment or economic horizons that would point to a change in current loan market dynamics. Credit conditions are expected to remain reasonably stable (Standard & Poor’s Leveraged Commentary & Data is forecasting an improvement in default rates by year-end), and although proving to be very enigmatic, the “new” Fed has, at least thus far, maintained an inflation fighting (i.e., rate-raising) bias. As such, we see no abatement in the overall demand for floating rate secured loans.

Variables to the equation would include the consistency and quality of new loan supply, and as a direct result of how that supply/demand balance takes shape, the direction of credit spreads. While spreads appeared to have bottomed out near the end of 2005, there are fresh indications that they could be headed modestly lower over the near-term. A positive offset to that development would likely be the continuation of very strong secondary loan valuations.

Our strategy remains unchanged: to seek to deliver attractive risk-adjusted returns and moderate NAV volatility. As such, we remain focused on the better quality subset of the loan universe (i.e., better relative credit ratings, traditional first position collateral packages, and standard covenant protections) and will cede excess returns to maintain that strategy.

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Prime Rate Trust April 18, 2006

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2006
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	8.53%	10.59%	5.67%	5.79%
Based on Market Value	(0.82)%	9.23%	3.94%	5.03%
S&P/LSTA Leveraged Loan Index(a)	5.62%	6.62%	5.07%	—
Credit-Suisse Leveraged Loan Index	5.96%	7.22%	5.13%	5.65%

The table above illustrates the total return of ING Prime Rate Trust against the Indices indicated. An Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on net asset value reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust’s future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

Assumes rights were exercised and excludes sales charges and commissions(b),(c)

(a)     Performance since inception for the index is 5.31% from January 1, 1997.

(b)    Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(c)     On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust’s common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust’s NAV.

This report contains statements that may be “forward-looking” statements. Actual results could differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS’ REPORT (continued)

YIELDS AND DISTRIBUTIONS RATES
Quarter Ended	Prime Rate	Net Asset Value (“NAV”) 30-Day SEC Yield(A)	Market 30-Day SEC Yield(A)	Average Annualized Distribution Rate at NAV(B)	Average Annualized Distribution Rate at Market(B)
February 28, 2006	7.50%	8.40%	9.10%	6.59%	7.25%
November 30, 2005	7.00%	8.09%	9.17%	6.25%	6.97%
August 31, 2005	6.50%	7.24%	7.73%	6.07%	6.48%
May 31, 2005	6.00%	6.17%	6.48%	5.98%	6.15%

(A)       Yield is calculated by dividing the Trust’s net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust’s yield consistent with the SEC standardized yield formula for investment companies.

(B)        The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust’s average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust’s current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust’s NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust. If short-term market interest rates fall, the yield on the Trust will also fall. To the extent that the interest rate spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust’s assets may decrease, which will cause the Trust’s value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings.

ING Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of ING Prime Rate Trust

We have audited the accompanying statement of assets and liabilities of ING Prime Rate Trust (the “Trust”), including the portfolio of investments, as of February 28, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 28, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with principles generally accepted in the United States of America

Boston, Massachusetts
April 21, 2006

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2006

ASSETS:
Investments in securities at value (Cost $2,022,392,049)	$2,062,387,741
Cash	4,295,285
Receivables:
Investment securities sold	7,310,139
Interest	15,979,023
Other	34,555
Prepaid expenses	91,020
Total assets	2,090,097,763

LIABILITIES:
Notes payable	465,000,000
Payable for investments purchased	68,792,698
Accrued interest payable	1,987,052
Deferred arrangement fees on senior loans	912,171
Dividends payable - preferred shares	227,982
Payable to affiliates	1,666,363
Accrued trustee fees	16,231
Other accrued expenses and liabilities	823,992
Total liabilities	539,426,489
Preferred shares, $25,000 stated value per share at liquidation value (18,000 shares outstanding)	450,000,000
NET ASSETS	$1,100,671,274
Net assets value per common share outstanding (net assets less preferred shares at liquidation value, divided by 145,033,235 shares of beneficial interest authorized and outstanding, no par value)	$7.59

NET ASSETS CONSIST OF:
Paid-in capital	$1,331,413,656
Undistributed net investment income	5,062,694
Accumulated net realized loss on investments	(275,800,768)
Net unrealized appreciation of investments	39,995,692
NET ASSETS	$1,100,671,274

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the year ended February 28, 2006

INVESTMENT INCOME:
Interest	$125,254,189
Arrangement fees earned	1,302,967
Dividends	123,028
Other	2,497,421
Total investment income	129,177,605

EXPENSES:
Investment management fees	16,295,070
Administration fees	5,092,209
Transfer agent fees	133,955
Interest expense	20,993,214
Shareholder reporting expense	169,725
Custodian fees	877,978
Professional fees	589,783
Preferred Shares - Dividend disbursing agent fees	1,208,731
Insurance expense	45,716
Pricing expense	85,052
ICI fees	4,546
Postage expense	233,965
Trustee fees	73,392
Miscellaneous expense	264,809
Total expenses	46,068,145
Net investment income	83,109,460

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	422,159
Net change in unrealized appreciation on investments	16,658,806
Net realized and unrealized gain on investments	17,080,965

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(15,839,470)
Net increase in net assets resulting from operations	$84,350,955

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2006	Year Ended February 28, 2005
FROM OPERATIONS:
Net investment income	$83,109,460	$62,675,310
Net realized gain/(loss) on investments	422,159	(7,289,446)
Net change in unrealized appreciation on investments	16,658,806	28,507,450
Distributions to preferred shareholders from net investment income	(15,839,470)	(7,597,393)
Net increase in net assets resulting from operations	84,350,955	76,295,921

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(66,428,156)	(59,700,239)
Total distributions to common shareholders	(66,428,156)	(59,700,239)

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested for common shares	—	4,891,202
Sale of shares in connection with shelf offerings	—	50,936,150
Net increase from capital share transactions	—	55,827,352
Net increase in net assets	17,922,799	72,423,034

NET ASSETS:
Beginning of year	1,082,748,475	1,010,325,441
End of year (including undistributed net investment income of $5,062,694 and $4,220,860, respectively)	$1,100,671,274	$1,082,748,475

SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net investment income	—	652,703
Shares sold in connection with shelf offering	—	6,742,261
Net increase in shares outstanding	—	7,394,964

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the year ended February 28, 2006

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Interest received	$119,160,104
Dividends received	123,028
Facility fees paid	(847,505)
Dividends paid to preferred shareholders	(15,756,300)
Arrangement fee received	448,310
Other income received	2,540,619
Interest paid	(20,119,216)
Other operating expenses paid	(24,210,613)
Purchases of securities	(1,656,049,422)
Proceeds from sales of securities	1,685,021,528
Net cash provided by operating activities	$90,310,533

Cash Flows From Financing Activities:
Distributions paid to common shareholders	$(66,428,156)
Net paydown of notes payable	(31,000,000)
Net cash flows used in financing activities	(97,428,156)
Net decrease	(7,117,623)
Cash at beginning of year	11,412,908
Cash at end of year	$4,295,285

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$84,350,955
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation of securities	(16,658,806)
Net accretion of discounts on securities	(1,425,815)
Realized gain on sale of securities	(422,159)
Purchase of securities	(1,656,049,422)
Proceeds on sale of securities	1,685,021,528
Decrease in other assets	43,198
Increase in interest receivable	(4,668,270)
Decrease in prepaid arrangement fees on notes payable	30,473
Increase in prepaid expenses	(11,048)
Decrease in deferred arrangement fees on senior loans	(854,657)
Increase in preferred shareholder dividend payable	83,170
Decrease in affiliate payable	(54,584)
Decrease in accrued trustee fees	(15,350)
Increase in accrued expenses	941,320
Total adjustments	5,959,578
Net cash provided by operating activities	$90,310,533

See Accompanying Notes to Financial Statements

ING PRIME RATE TRUST	FINANCIAL HIGHLIGHTS

For a common share outstanding throughout the period

		Years Ended February 28 or February 29,
		2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year		$7.47	7.34	6.73	7.20	8.09
Income from investment operations:
Net investment income		$0.57	0.45	0.46	0.50	0.74
Net realized and unrealized gain (loss) on investments		$0.12	0.16	0.61	(0.47)	(0.89)
Total from investment operations		$0.69	0.61	1.07	0.03	(0.15)
Distributions to Common Shareholders from net investment income		$(0.46)	(0.43)	(0.42)	(0.45)	(0.63)
Distribution to Preferred Shareholders		$(0.11)	(0.05)	(0.04)	(0.05)	(0.11)
Net asset value, end of year		$7.59	7.47	7.34	6.73	7.20
Closing market price at end of year		$7.02	7.56	7.84	6.46	6.77
Total Investment Return(1)
Total investment return at closing market price(2)%		(0.82)	2.04	28.77	2.53	(9.20)
Total investment return at net asset value(3)%		8.53	7.70	15.72	0.44	(3.02)

Ratios/Supplemental Data
Net assets end of year (000’s)		$1,100,671	1,082,748	1,010,325	922,383	985,982
Preferred Shares-Aggregate amount outstanding (000’s)		$450,000	450,000	450,000	450,000	450,000
Liquidation and market value per share of Preferred Shares		$25,000	25,000	25,000	25,000	25,000
Borrowings at end of year (000’s)		$465,000	496,000	225,000	167,000	282,000
Asset coverage per $1,000 of debt(4)		$2,203	2,140	2,500	2,500	2,350
Average borrowings (000’s)		$509,178	414,889	143,194	190,671	365,126
Ratios to average net assets including Preferred Shares(5)
Expenses (before interest and other fees related to revolving credit facility)%		1.64	1.60	1.45	1.49	1.57
Net expenses after expense reimbursement	%	3.02	2.21	1.65	1.81	2.54
Gross expenses prior to expense reimbursement	%	3.02	2.22	1.65	1.81	2.54
Net investment income	%	5.44	4.21	4.57	4.97	6.83

Ratios to average net assets plus borrowings
Expenses (before interest and other fees related to revolving credit facility)%		1.58	1.63	1.84	1.82	1.66
Net expenses after expense reimbursement	%	2.90	2.26	2.09	2.23	2.70
Gross expenses prior to expense reimbursement	%	2.90	2.27	2.09	2.23	2.70
Net investment income	%	5.24	4.32	5.82	6.10	7.24

Ratios to average net assets
Expenses (before interest and other fees related to revolving credit facility)%		2.33	2.29	2.11	2.19	2.25
Net expenses after expense reimbursement	%	4.27	3.17	2.40	2.68	3.64
Gross expenses prior to expense reimbursement	%	4.27	3.18	2.40	2.68	3.64
Net investment income	%	7.71	6.04	6.68	7.33	9.79
Portfolio turnover rate	%	81	93	87	48	53
Common shares outstanding at end of year (000’s)		145,033	145,033	137,638	136,973	136,973

(1)         Total investment return calculations are attributable to common shares.

(2)         Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Trust’s dividend reinvestment plan.

(3)         Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust’s shares.

(4)         Asset coverage represents the total assets available for settlement of Preferred Stockholder’s interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.

(5)         Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to the Preferred Shares; ratios do not reflect any add-back for the borrowings.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the “‘33 Act”), but which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Senior Loan and Other Security Valuation. Senior loans held by the Trust are normally valued at the mean of the means of one or more bid and ask quotations obtained from an independent pricing service or other sources determined by the Board of Trustees to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged an independent pricing service to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of February 28, 2006, 99.56% of total investments were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and ING Investments, LLC (the “Investment Manager”) or ING Investment Management Co. (“ING IM”, the “Sub-Adviser”), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager or the Sub-Adviser that the Investment Manager or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust’s Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager or Sub-Adviser and monitored by the Trust’s Board of Trustees through its Valuation, Brokerage and Proxy Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan,

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower’s management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in 60 days or less from the date of valuation are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.             Federal Income Taxes. It is the Trust’s policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made by the Trust until any capital loss carryforwards have been fully utilized or expire.

C.             Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

D.            Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

E.              Dividend Reinvestments. Pursuant to the Trust’s Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan, the “Program”), DST Systems, Inc., the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust’s common shares on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued by the Trust at

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F.         Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America for investment companies. Actual results could differ from these estimates.

G.        Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2006, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,678,081,584 and $1,685,447,688 respectively. At February 28, 2006, the Trust held senior loans valued at $2,027,621,327 representing 98.3% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the ‘33 Act, or without an exemption under the ‘33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost of assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation — Residual Interest in Bankruptcy Estate	06/05/02	$ 186,961
AM Cosmetics Corporation — Liquidation Interest	03/07/03	25
Block Vision Holdings Corporation — Common Shares	09/17/02	—
Boston Chicken, Inc. — Residual Interest in Boston Chicken Plan Trust	12/26/00	1,422,661
Cedar Chemical — Liquidation Interest	12/31/02	—
Covenant Care, Inc. — Warrants	12/22/95	—
Covenant Care, Inc. — Warrants	01/18/02	—
Decision One Corporation — Common Shares	05/17/05	1,116,773
Electro Mechanical Solutions — Residual Interest in Bankruptcy Estate	10/02/02	15
Enterprise Profit Solutions — Liquidation Interest	10/21/02	—
EquityCo, LLC — Warrants	02/25/05	—
Euro United Corporation — Residual Interest in Bankruptcy Estate	06/21/02	305,999
Gate Gourmet Borrower, LLC — Warrants	12/04/03	—
Gemini Leasing, Inc. — Common Shares	01/08/04	—
Grand Union Company — Residual Interest in Bankruptcy Estate	07/01/02	2,576
Humphreys, Inc. — Residual Interest in Bankruptcy Estate	05/15/02	50
Imperial Home Décor Group, Inc. — Common Shares	05/02/01	1,654,378
Imperial Home Décor Group, Inc. — Liquidation Interest	01/22/04	—
Insilco Technologies — Residual Interest in Bankruptcy Estate	05/02/03	1,273
IT Group, Inc. — Residual Interest in Bankruptcy Estate	09/12/03	100
Kevco, Inc. — Residual Interest in Bankruptcy Estate	06/05/02	50
Lincoln Pulp and Eastern Fine — Residual Interest in Bankruptcy Estate	06/08/04	—
Lincoln Paper & Tissue, LLC — Warrants	08/25/05	—
London Clubs International — Warrants	12/08/04	—
Malden Mills Industries, Inc. — Common Shares	11/04/03	—
Malden Mills Industries, Inc. — Preferred Shares	11/04/03	—
Morris Material Handling, Inc. — Common Shares	10/09/01	3,009,059
Neoplan USA Corporation — Common Shares	08/29/03	—
Neoplan USA Corporation — Series B Preferred Shares	08/29/03	—
Neoplan USA Corporation — Series C Preferred Shares	08/29/03	428,603
Neoplan USA Corporation — Series D Preferred Shares	08/29/03	3,524,300
New Piper Aircraft, Inc. — Residual Interest in Litigation Proceeds	07/02/03	—
New World Restaurant Group, Inc. — Warrants	09/27/01	40
Norwood Promotional Products, Inc. — Common Shares	08/23/04	32,939
Safelite Glass Corporation — Common Shares	10/12/00	173,588
Safelite Realty Corporation — Common Shares	10/12/00	—
Transtar Metals — Residual Interest in Bankruptcy Estate	01/09/03	40,230
TSR Wireless, LLC — Residual Interest in Bankruptcy Estate	10/15/02	—
U.S. Aggregates — Residual Interest in Bankruptcy Estate	04/07/03	—
U.S. Office Products Company — Residual Interest in Bankruptcy Estate	02/11/04	—
Total restricted securities excluding senior loans (market value of $32,592,556 was 3.0% of net assets at February 28, 2006)		$11,899,620

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an Investment Management Agreement with the Investment Manager to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust’s Managed Assets. For purposes of the Investment Management Agreement, “Managed Assets” shall mean the Trust’s average daily gross asset value, minus the sum of the Trust’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Manager entered into a Sub-Advisory Agreement with ING IM, a wholly-owned subsidiary of ING Groep N.V., effective August 19, 2003. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Trust’s assets in accordance with the Trust’s investment objectives, policies, and limitations.

The Trust has also entered into an Administration Agreement with ING Funds Services, LLC (the “Administrator”), an indirect wholly-owned subsidiary of ING Groep N.V., to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust’s Managed Assets.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2006, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$1,269,610	$396,753	$1,666,363

The Trust has adopted a Retirement Policy covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 6 — COMMITMENTS

The Trust has entered into both a $90 million 364-day revolving credit agreement which matures on August 23, 2006 and a $535 million 364-day revolving securitization facility which matures on July 9, 2006, collateralized by assets of the Trust. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper-based rate. Prepaid arrangement fees for these facilities are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 2006, was $465 million. Weighted average interest rate on outstanding borrowings was 4.92%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 22.3% of total assets at February 28, 2006. Average borrowings for the year ended February 28, 2006 were $509,178,082 and the average annualized interest rate was 4.12% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 6 — COMMITMENTS (continued)

As of February 28, 2006, the Trust had unfunded loan committments pursuant to the terms of the following loan agreements:

Baker & Taylor, Inc.	$921,314	Kerasotes Theatres, Inc.	$ 1,125,000
Baker Tanks	510,000	Navistar International Corporation	3,284,016
Builders Firstsource, Inc.	1,500,000	Neoplan USA Corporation	382,500
Eastman Kodak Company	2,117,647	Owens-Illinois Group, Inc.	100
Federal-Mogul Corporation	2,030,000	PLY Gem Industries, Inc.	1,014,429
FSC Acquisition, LLC	300,220	Primedia, Inc.	793,422
Green-Valley Ranch Gaming, LLC	400,000	Sears Canada, Inc.	3,000,000
Hearthstone Housing Partners II, LLC	3,135,294	Syniverse Holding, LLC	1,500,000
Hertz Corporation	455,556	Trump Entertainment Resorts	1,741,250
Interstate Bakeries Corporation	2,500,000	Yonkers Racing Corporation	991,465
Johnsondiversy, Inc.	508,666		$28,210,879

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2006, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
9/15/98	25,000,000	12,374,909
3/04/99	5,000,000	3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fail to meet certain credit quality thresholds within its portfolio.

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company (“SSB”) serves as the Trust’s custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the year ended February 28, 2006.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of February 28, 2006, the Trust held 0.5% of its total assets in subordinated loans and unsecured loans.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of February 28, 2006:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
$(12,542,170)	$—	$12,542,170

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2006	Year Ended February 28, 2005

Ordinary Income	Ordinary Income
$82,267,626	$67,297,632

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2006 were:

Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$ 5,290,676	$ 39,881,614	$ (1,126,243)	$ (10,485,033)	2007
			(38,118,850)	2008
			(847,193)	2009
			(47,376,376)	2010
			(97,064,717)	2011
			(57,686,392)	2012
			(22,421,058)	2013
			(560,828)	2014
			$(274,560,447)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S US MUTUAL FUNDS

In 2004 ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in

ING Prime Rate Trust

 NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S US MUTUAL FUNDS (continued)

those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S US MUTUAL FUNDS (continued)

October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2006 (continued)

NOTE 12 — SUBSEQUENT EVENTS

Subsequent to February 28, 2006, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.040	02/28/06	03/10/06	03/22/06
$0.044	03/31/06	04/10/06	04/24/06

Subsequent to February 28, 2006, the Trust paid to Preferred Shareholders the following dividends from net investment income:

Preferred Shares		Total Per Share Amount	Auction Dates	Record Dates
					Payable Dates
Series M	Ordinary Income	$152.59	03/06/06 to 04/17/06	03/07/06 to 04/18/06	03/14/06 to 04/25/06
Series T	Ordinary Income	$152.21	03/07/06 to 04/18/06	03/08/06 to 04/19/06	03/15/06 to 04/26/06
Series W	Ordinary Income	$154.18	03/01/06 to 04/12/06	03/02/06 to 04/13/06	03/09/06 to 04/20/06
Series Th	Ordinary Income	$152.18	03/02/06 to 04/13/06	03/03/06 to 04/17/06	03/10/06 to 04/21/06
Series F	Ordinary Income	$145.78	03/03/06 to 04/13/06	03/06/06 to 04/17/06	03/13/06 to 04/24/06

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006

Senior Loans*: 184.2%			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Aerospace & Defense: 2.2%
		Arinc, Inc.	Ba3	BB
$982,500		Term Loan, 6.200%, maturing March 10, 2011			$996,623
	(2)	Delta Air Lines, Inc.	Ba3	B+
2,000,000		Debtor in Possession Term Loan, 11.010%, maturing March 16, 2008			2,088,334
		Dyncorp, Inc.	B2	B+
3,971,658		Term Loan, 6.813%-7.438%, maturing February 11, 2011			4,014,683
		Hexcel Corporation	Ba3	BB-
1,233,333		Term Loan, 6.313%-6.500%, maturing March 01, 2012			1,247,208
		IAP Worldwide Services, Inc.	B2	B+
1,000,000		Term Loan, 7.625%, maturing December 30, 2012			1,011,875
		K&F Industries, Inc.	B2	B+
4,562,500		Term Loan, 6.860%-6.870%, maturing November 18, 2012			4,623,811
		Spirit Aerosystems, Inc.	B1	BB-
1,160,833		Term Loan, 6.850%, maturing December 31, 2011			1,178,609
		Standard Aero Holdings, Inc.	B2	B+
1,260,684		Term Loan, 6.830%-6.960%, maturing August 20, 2012			1,253,199
		Transdigm, Inc.	B1	B+
1,960,088		Term Loan, 6.820%-6.923%, maturing July 22, 2010			1,989,183
	(2)	United Air Lines, Inc.	B1	B+
3,375,000	(5)	Debtor in Possession Term Loan, maturing March 31, 2006			3,437,438
		Wyle Holdings, Inc.	NR	B+
1,985,000		Term Loan, 7.330%-7.440%, maturing January 28, 2011			2,017,256
					23,858,219
Automobile: 7.2%
		Accuride Corporation	B1	B+
6,030,909		Term Loan, 6.250%-6.750%, maturing January 31, 2012			6,110,819
		Aftermarket Technology Corporation	Ba3	BB-
802,098		Term Loan, 7.220%-7.330%, maturing February 08, 2008			812,124
1,194,037		Term Loan, 7.220%-7.330%, maturing February 08, 2008			1,208,962
	(2)	Collins & Aikman Products Company	NR	NR
2,000,000		Debtor in Possession Term Loan, 7.500%-7.563%, maturing May 17, 2007			2,016,666
		Dura Operating Corporation	B3	B
4,000,000		Term Loan, 8.070%, maturing May 03, 2011			4,015,000

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Automobile: (continued)
	(2)	Federal-Mogul Corporation	NR	BBB+
$1,500,000		Debtor in Possession Term Loan, 6.563%, maturing December 09, 2006			$1,506,797
2,970,000		Revolver, 6.813%-7.000%, maturing December 09, 2006			2,962,575
		Goodyear Tire & Rubber Company	Ba3	BB
5,500,000		Term Loan, 4.290%, maturing April 30, 2010			5,560,401
		Goodyear Tire & Rubber Company	B2	B+
9,400,000		Term Loan, 7.060%, maturing April 30, 2010			9,542,955
		Hertz Corporation	Ba2	BB
1,027,778		Term Loan, 4.500%, maturing December 21, 2012			1,045,068
6,516,667		Term Loan, 6.830%-6.960%, maturing December 21, 2012			6,626,297
		Keystone Automotive Industries, Inc.	B2	B+
1,213,712		Term Loan, 6.997%-7.070%, maturing October 30, 2009			1,219,022
1,500,000		Term Loan, 7.105%, maturing October 30, 2010			1,506,563
		Motorsport Aftermarket Group, Inc.	B2	B
1,978,861		Term Loan, 7.780%-7.860%, maturing December 15, 2011			1,989,992
	(2)	RJ Tower Corporation	Ba3	BBB
4,000,000		Debtor in Possession Term Loan, 7.250%, maturing February 02, 2007			4,081,428
		Safelite Glass Corporation	B3	B+
4,825,446		Term Loan, 8.520%, maturing September 30, 2007			4,765,128
12,700,713		Term Loan, 9.020%, maturing September 30, 2007			12,541,954
		Tenneco Automotive, Inc.	B1	B+
1,129,257		Term Loan, 7.020%, maturing December 12, 2010			1,146,902
		TRW Automotive Acquisitions Corporation	Ba2	BB+
6,432,519		Term Loan, 6.250%, maturing June 30, 2012			6,450,832
		United Components, Inc.	B1	BB-
2,531,667		Term Loan, 7.220%, maturing June 30, 2010			2,573,599
		Visteon Corporation	B2	B+
2,000,000		Term Loan, 9.180%, maturing June 20, 2007			2,026,000
					79,709,084
Beverage, Food & Tobacco: 5.1%
		Commonwealth Brands, Inc.	B1	B+
8,902,500		Term Loan, 7.000%, maturing December 22, 2012			9,019,345

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Beverage, Food & Tobacco: (continued)
	Constellation Brands, Inc.	Ba2	BB
$13,698,611	Term Loan, 5.750%-6.313%, maturing November 30, 2011			$13,892,104
	Dr. Pepper Bottling Company of Texas, Inc.	B1	BB-
3,315,452	Term Loan, 6.570%, maturing December 19, 2010			3,365,184
	Golden State Foods Corporation	B1	B+
3,930,000	Term Loan, 6.418%, maturing February 28, 2011			3,969,300
	Keystone Foods Holdings, LLC	Ba3	B+
4,118,706	Term Loan, 6.313%-6.375%, maturing June 16, 2011			4,175,338
	Le-Natures, Inc.	B1	B
310,013	Term Loan, 7.260%-9.500%, maturing June 23, 2010			315,050
689,987	Term Loan, 7.880%-9.500%, maturing June 23, 2010			701,200
	Michael Foods, Inc.	B1	B+
3,651,006	Term Loan, 6.501%-6.671%, maturing November 21, 2010			3,702,730
	Pierre Foods, Inc.	B1	B+
3,970,833	Term Loan, 5.560%, maturing June 30, 2010			4,024,193
	Southern Wine & Spirits of America, Inc.	Ba3	BB+
5,458,750	Term Loan, 5.530%, maturing May 31, 2012			5,517,601
	Sturm Foods, Inc.	B2	B+
1,492,500	Term Loan, 7.250%, maturing May 26, 2011			1,515,820
	Sturm Foods, Inc.	B3	B-
500,000	Term Loan, 11.500%, maturing May 26, 2012			507,500
	Vitaquest International, LLC	B2	B
2,452,893	Term Loan, 7.940%-9.750%, maturing March 17, 2011			2,446,761
	WM Bolthouse Farms, Inc.	B2	B+
2,500,000	Term Loan, 7.125%, maturing December 16, 2012			2,541,668
				55,693,794
Buildings & Real Estate: 8.9%
	Atrium Companies, Inc.	B2	B
2,894,345	Term Loan, 7.780%-7.850%, maturing December 28, 2011			2,910,625
	Builders Firstsource, Inc.	B1	BB-
888,889	Term Loan, 7.030%, maturing August 11, 2011			891,111
	Building Materials Holding Corporation	Ba2	BB
1,950,000	Term Loan, 6.280%, maturing June 30, 2010			1,971,938

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Buildings & Real Estate: (continued)
		Capital Automotive REIT	Ba1	BB+
$12,000,000		Term Loan, 6.340%, maturing December 16, 2010			$12,071,256
		Champion Home Builders Company	B1	B+
875,000		Term Loan, 4.427%, maturing October 31, 2012			881,563
997,500		Term Loan, 7.105%, maturing October 31, 2012			1,004,981
		Contech Construction Products, Inc.	B1	B+
1,750,000	(5)	Term Loan, maturing January 31, 2013			1,772,969
		Custom Building Products, Inc.	B1	B+
4,989,798		Term Loan, 6.777%-6.855%, maturing October 29, 2011			5,030,340
		Euramax International, Inc.	B2	B
1,133,895		Term Loan, 7.241%, maturing June 29, 2012			1,136,730
		Headwaters, Inc.	B1	B+
3,619,713		Term Loan, 6.860%, maturing April 30, 2011			3,649,876
		Hearthstone Housing Partners II, LLC	NR	NR
3,364,706		Revolver, 6.605%, maturing December 01, 2007			3,356,294
		Lion Gables Realty, L.P.	Ba2	BB+
16,713,421		Term Loan, 6.320%, maturing September 30, 2006			16,820,872
		Macerich Partnership, L.P.	NR	BB+
2,500,000		Term Loan, 6.125%, maturing April 25, 2010			2,517,708
		Maguire Properties, Inc.	Ba2	BB
1,622,222		Term Loan, 6.320%, maturing March 15, 2010			1,633,983
		Masonite International Corporation	B2	BB-
4,958,277		Term Loan, 6.527%-6.630%, maturing April 05, 2013			4,880,804
4,966,723		Term Loan, 6.527%-6.630%, maturing April 05, 2013			4,889,118
		NCI Building Systems, Inc.	Ba2	BB
2,400,000		Term Loan, 5.950%-6.320%, maturing June 18, 2010			2,415,751
		Newkirk Master, L.P.	Ba2	BB+
1,290,709		Term Loan, 6.377%, maturing August 11, 2008			1,302,271
1,075,643		Term Loan, 6.377%, maturing August 11, 2008			1,085,278
		Nortek, Inc.	B2	B
8,073,420		Term Loan, 6.940%-8.750%, maturing August 27, 2011			8,149,109
		PGT Industries, Inc.	B2	B+
2,630,214	(5)	Term Loan, maturing February 14, 2012			2,669,667

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Buildings & Real Estate: (continued)
	Pivotal Promontory, LLC	B1	B+
$2,244,375	Term Loan, 7.355%, maturing August 31, 2010			$2,238,764
	Ply Gem Industries, Inc.	B1	B+
235,571	Revolver, 7.210%-7.270%, maturing February 12, 2009			226,148
	Shea Capital I, LLC	Ba2	BB-
1,000,000	Term Loan, 6.690%, maturing October 27, 2011			1,006,563
	Spanish Peaks, LLC	B1	B+
287,541	Term Loan, 4.427%, maturing August 09, 2011			289,608
286,244	Term Loan, 6.720%-7.500%, maturing August 09, 2011			288,302
	St. Marys Cement, Inc.	B1	BB-
5,397,387	Term Loan, 6.020%, maturing December 04, 2009			5,485,094
	Trustreet Properties, Inc.	Ba3	BB
4,000,000	Term Loan, 6.570%, maturing April 08, 2010			4,040,000
	Werner Holdings Company, Inc.	Caa1	B-
435,394	Term Loan, 8.740%, maturing June 11, 2009			434,305
	Yellowstone Mountain Club	B1	BB-
2,420,000	Term Loan, 6.980%, maturing September 30, 2010			2,432,603
				97,483,631
Cargo Transport: 2.1%
	Baker Tanks, Inc.	B2	B
1,995,000	Term Loan, 7.021%-7.200%, maturing November 22, 2012			2,023,678
	Helm Holding Corporation	B2	B+
988,989	Term Loan, 7.150%-7.215%, maturing July 08, 2011			1,002,588
	Horizon Lines, LLC	B2	B
2,462,500	Term Loan, 6.780%, maturing July 07, 2011			2,497,386
	Kansas City Southern Railway Company	Ba3	BB+
1,494,900	Term Loan, 6.070%-6.105%, maturing March 30, 2008			1,503,620
	Kenan Advantage Group Inc	B3	B+
1,000,000	Term Loan, 7.504%, maturing December 16, 2011			1,010,000
	Neoplan USA Corporation	NR	NR
1,867,500	Revolver, 10.036%, maturing June 30, 2006			1,867,500
5,306,058	Term Loan, 10.036%, maturing June 30, 2006			5,306,058
	Pacer International, Inc.	Ba3	BB
1,058,647	Term Loan, 6.250%-8.250%, maturing June 10, 2010			1,066,587

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Cargo Transport: (continued)
	Railamerica, Inc.	Ba3	BB
$366,252	Term Loan, 7.063%, maturing September 29, 2011			$372,051
3,098,293	Term Loan, 7.063%, maturing September 29, 2011			3,147,348
	Transport Industries, L.P.	B2	B+
1,255,781	Term Loan, 7.188%, maturing September 30, 2011			1,270,694
	United States Shipping, LLC	Ba3	BB-
1,889,085	Term Loan, 6.220%,maturing April 30, 2010			1,909,157
				22,976,667
Cellular: 4.3%
	Cellular South, Inc.	Ba3	B+
1,970,000	Term Loan, 6.269%-8.000%, maturing May 04, 2011			1,997,088
	Centennial Cellular Operating Company	B1	B
10,085,631	Term Loan, 6.450%-7.230%, maturing February 09, 2011			10,234,111
	Cricket Communications, Inc.	B1	B-
11,385,000	Term Loan, 7.027%, maturing January 10, 2011			11,551,505
	IWO Holdings, Inc.	B3	A-
3,175,000	Floating Rate Note, 8.350%, maturing January 15, 2012			3,305,969
	Nextel Partners Operating Corporation	Ba1	BBB-
6,500,000	Term Loan, 5.910%, maturing May 31, 2012			6,521,665
	Ntelos, Inc.	B1	B
4,455,000	Term Loan, 9.570%, maturing August 24, 2011			4,504,005
	Rogers Wireless, Inc.	Ba2	BB
2,500,000	Floating Rate Note, 7.616%, maturing December 15, 2010			2,587,500
	Rural Cellular Corporation	B2	B-
2,500,000	Floating Rate Note, 8.991%, maturing March 15, 2010			2,550,000
	Triton PCS, Inc.	B2	B-
4,459,975	Term Loan, 7.860%, maturing November 18, 2009			4,489,941
				47,741,784
Chemicals, Plastics & Rubber: 10.9%
	Basell Finance Company	Ba3	B+
833,333	Term Loan, 7.310%, maturing September 07, 2013			848,437
166,667	Term Loan, 7.310%, maturing September 07, 2013			169,687
833,333	Term Loan, 7.668%, maturing September 07, 2014			848,437

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Chemicals, Plastics & Rubber: (continued)
		Basell Finance Company (continued)
$166,667		Term Loan, 7.668%, maturing September 07, 2014			$169,687
		Brenntag Holdings GMBH & Co.	B2	B+
1,178,182		Term Loan, 7.070%, maturing January 17, 2014			1,196,885
3,621,818		Term Loan, 7.070%, maturing January 17, 2014			3,679,315
		Celanese, AG	B1	B+
5,708,870		Term Loan, 6.527%, maturing April 06, 2011			5,783,085
5,625,000		Term Loan, 4.461%, maturing April 06, 2009			5,709,375
		Compass Minerals Group, Inc.	B1	BB-
2,000,000		Term Loan, 6.020%-6.080%, maturing December 22, 2012			2,013,750
		Covalence Specialty Materials Corporation	B1	B+
500,000		Term Loan, 7.875%, maturing February 10, 2013			513,542
		Covalence Specialty Materials Corporation	B2	B-
1,500,000		Term Loan, 6.375%, maturing February 10, 2013			1,520,937
		Hawkeye Renewables, LLC	B2	B
2,500,000		Term Loan, 7.835%, maturing January 31, 2012			2,492,188
		Hercules, Inc.	Ba1	BB
4,212,190		Term Loan, 6.277%-6.310%, maturing October 08, 2010			4,249,923
		Hexion Specialty Chemicals, Inc.	B1	BB-
545,455		Term Loan, 4.290%, maturing May 31, 2012			554,489
2,279,455		Term Loan, 7.125%, maturing May 31, 2012			2,317,209
		Huntsman International, LLC	Ba3	BB-
21,864,485		Term Loan, 6.320%, maturing August 16, 2012			22,018,214
		Ineos US Finance, LLC	Ba2	B+
2,800,000	(5)	Term Loan, maturing February 21, 2013			2,830,332
3,000,000	(5)	Term Loan, maturing February 21, 2014			3,043,125
3,000,000	(5)	Term Loan, maturing February 21, 2015			3,043,125
		Innophos, Inc.	B2	B
1,417,500		Term Loan, 6.780%-6.860%, maturing August 13, 2010			1,437,582
		ISP Chemco, Inc.	Ba3	BB-
3,500,000	(5)	Term Loan, maturing February 16, 2013			3,537,188

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Chemicals, Plastics & Rubber: (continued)
	JohnsonDiversey, Inc.	B1	B+
$5,963,497	Term Loan, 7.130%-7.190%, maturing December 16, 2011			$6,034,313
	Kraton Polymers, LLC	B1	B+
1,444,981	Term Loan, 6.625%-7.063%, maturing December 23, 2010			1,466,655
	Nalco Company	B1	BB-
14,982,417	Term Loan, 6.250%-6.480%, maturing November 04, 2010			15,152,003
	Polypore, Inc.	B2	B
6,971,824	Term Loan, 7.530%, maturing November 12, 2011			7,032,827
	PQ Corporation	B1	B+
2,481,250	Term Loan, 6.563%, maturing February 11, 2012			2,513,816
	Rockwood Specialties Group, Inc.	B1	B+
16,458,750	Term Loan, 6.668%, maturing December 13, 2013			16,690,209
	Supresta, LLC	B1	B
3,443,086	Term Loan, 7.530%, maturing July 20, 2011			3,460,301
				120,326,636
Containers, Packaging & Glass: 6.9%
	Berry Plastics Corporation	B1	B+
5,970,000	Term Loan, 6.447%, maturing December 02, 2011			6,058,929
	Boise Cascade Corporation	Ba3	BB
7,190,595	Term Loan, 6.281%-6.375%, maturing October 29, 2011			7,291,508
	BWAY Corporation	B1	B+
1,102,000	Term Loan, 6.813%, maturing June 30, 2011			1,117,669
	Graham Packaging Company, L.P.	B2	B
14,389,874	Term Loan, 6.750%-6.938%, maturing October 07, 2011			14,596,729
	Graphic Packaging International, Inc.	B1	B+
9,653,154	Term Loan, 6.716%-7.190%, maturing August 08, 2010			9,819,497
	Intertape Polymer Group, Inc.	Ba3	B+
2,715,625	Term Loan, 6.730%-6.800%, maturing July 28, 2011			2,755,227
	Owens-Illinois Group, Inc.	B1	BB-
3,153,614	Term Loan, 6.350%, maturing April 01, 2008			3,173,816
	Pro Mach, Inc.	B1	B
2,475,000	Term Loan, 7.330%, maturing December 01, 2011			2,505,937
	Smurfit-Stone Container Corporation	Ba3	B+
9,400,251	Term Loan, 6.750%-6.875%, maturing November 01, 2011			9,533,030

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Containers, Packaging & Glass: (continued)
		Smurfit-Stone Container Corporation (continued)
$3,188,976		Term Loan, 6.750%-6.875%,maturing November 01, 2011			$3,234,020
		Solo Cup, Inc.	B2	B+
9,310,000		Term Loan, 7.027%, maturing February 27, 2011			9,408,919
		U.S. Can Company	B3	B
4,431,124		Term Loan, 8.360%, maturing January 15, 2010			4,469,897
		Xerium Technologies, Inc.	B1	B+
2,451,803		Term Loan, 6.777%, maturing May 18, 2012			2,449,506
					76,414,684
Data and Internet Services: 4.6%
		Aspect Software, Inc.	B2	B
1,500,000		Term Loan, 6.563%, maturing September 22, 2010			1,517,345
		Nasdaq Stock Market, Inc.	Ba2	BBB-
6,500,000		Term Loan, 6.000%-6.188%, maturing December 08, 2011			6,566,352
		Sungard Data Systems, Inc.	B1	B+
32,835,000		Term Loan, 7.215%, maturing February 11, 2013			33,343,647
		Transaction Network Services, Inc.	Ba3	BB-
3,088,853		Term Loan, 6.480%, maturing May 04, 2012			3,104,297
		Worldspan, L.P.	B2	B
6,297,977		Term Loan, 7.188%-7.500%, maturing February 11, 2010			6,191,699
					50,723,340
Diversified Natural Resources, Precious Metals & Minerals: 2.9%
		Georgia-Pacific Corporation	Ba2	BB-
28,000,000	(5)	Term Loan, maturing December 20, 2012			28,249,676
		Georgia-Pacific Corporation	Ba3	B+
4,000,000	(5)	Term Loan, maturing December 20, 2013			4,086,364
					32,336,040
Diversified/Conglomerate Manufacturing: 4.0%
		Axia, Inc.	B2	B
1,500,000		Term Loan, 7.870%, maturing December 21, 2012			1,503,750
		Brand Services, Inc.	B2	B
3,125,571		Term Loan, 7.200%-7.527%, maturing January 15, 2012			3,173,105
		Chart Industries, Inc.	B1	B+
2,916,668		Term Loan, 6.625%-6.813%, maturing October 17, 2012			2,976,824
		Cinram International, Inc.	Ba3	BB
5,280,142		Term Loan, 6.660%, maturing September 30, 2009			5,342,569

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Diversified/Conglomerate Manufacturing: (continued)
	Dayco Products, LLC	B1	B+
$1,447,531	Term Loan, 7.180%-7.710%, maturing June 23, 2011			$1,466,983
	Dresser Rand, Inc.	B1	B+
895,995	Term Loan, 6.527%-6.964%, maturing October 29, 2007			912,235
	Dresser, Inc.	Ba3	B+
942,814	Term Loan, 7.110%, maturing April 10, 2009			959,313
	Flowserve Corporation	Ba3	BB-
3,784,293	Term Loan, 6.188%-6.500%, maturing August 10, 2012			3,836,918
	Gentek, Inc.	B2	B+
2,354,071	Term Loan, 6.760%-7.500%, maturing February 28, 2011			2,374,302
	Goodman Global Holdings, Inc.	B2	B+
1,779,286	Term Loan, 6.940%, maturing December 23, 2011			1,794,299
	Mueller Group, Inc.	B2	B+
9,975,000	Term Loan, 6.466%-7.060%, maturing October 03, 2012			10,109,483
	Norcross Safety Products, LLC	B1	BB-
994,957	Term Loan, 6.823%-8.250%, maturing June 30, 2012			1,002,419
	RLC Industries Company	Ba3	BBB-
1,211,632	Term Loan, 6.027%, maturing February 24, 2010			1,218,447
	Sensus Metering Systems, Inc.	B2	B+
1,626,087	Term Loan, 7.070%-7.440%, maturing December 17, 2010			1,643,873
210,217	Term Loan, 7.220%-7.440%, maturing December 17, 2010			212,517
	Springs Window Fashions, LLC	B1	B+
1,000,000	Term Loan, 7.313%, maturing December 30, 2012			1,003,750
	Universal Compression, Inc.	Ba2	BB
2,972,519	Term Loan, 6.030%, maturing February 15, 2012			3,008,189
	Walter Industries, Inc.	Ba3	B+
1,995,000	Term Loan, 6.216%-6.690%, maturing October 03, 2012			2,018,068
				44,557,044
Diversified/Conglomerate Service: 4.7%
	Affinion Group Holdings, Inc.	B1	B+
3,906,977	Term Loan, 7.320%-7.500%, maturing October 17, 2012			3,906,977
	Carey International, Inc.	B3	B-
2,487,500	Term Loan, 8.500%-10.250%, maturing May 11, 2012			2,412,875

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Diversified/Conglomerate Service: (continued)
	CCC Information Services, Inc.	B1	B
$1,000,000	Term Loan, 7.070%, maturing December 20, 2012			$1,015,313
	Fidelity National Information Solutions, Inc.	Ba3	BB
25,943,246	Term Loan, 6.320%, maturing March 09, 2013			26,157,070
	Iron Mountain, Inc.	B2	BB-
6,912,500	Term Loan, 6.344%, maturing April 02, 2011			6,974,422
2,251,870	Term Loan, 6.563%, maturing April 02, 2011			2,274,038
	Mitchell International, Inc.	B1	B+
702,171	Term Loan, 6.530%, maturing August 15, 2011			712,265
	US Investigations Services, LLC	B2	B+
4,488,750	Term Loan, 7.000%, maturing October 14, 2012			4,530,832
	Vertafore, Inc.	B1	B
1,100,000	Term Loan, 7.105%-7.310%, maturing January 31, 2012			1,114,438
	Vertafore, Inc.	B3	CCC+
500,000	Term Loan, 10.810%-10.980%, maturing January 31, 2013			506,563
	Workflow Management, Inc.	B2	BB-
2,000,000	Term Loan, 8.660%, maturing November 30, 2011			2,005,000
				51,609,793
Ecological: 2.8%
	Allied Waste North America, Inc.	B1	BB
15,066,564	Term Loan, 6.090%-6.970%, maturing January 15, 2012			15,239,980
6,162,930	Term Loan, 6.030%, maturing January 15, 2012			6,238,044
	Envirosolutions, Inc.	B2	B-
2,750,000	Term Loan, 7.980%-8.069%, maturing July 07, 2012			2,791,250
	IESI Corporation	B1	BB
1,800,000	Term Loan, 6.600%-6.770%, maturing January 14, 2012			1,821,938
	Wastequip, Inc.	B2	B+
746,250	Term Loan, 7.027%-7.105%, maturing July 15, 2011			757,444
	Wastequip, Inc.	B3	B-
500,000	Term Loan, 10.527%, maturing July 15, 2012			506,250
	WCA Waste Systems, Inc.	B2	B
3,473,750	Term Loan, 7.530%, maturing April 28, 2011			3,482,434
				30,837,340

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Electronics: 1.3%
	Decision One Corporation	NR	NR
$1,469,073	Term Loan, 12.000%, maturing April 15, 2010			$1,469,073
	Eastman Kodak Company	Ba3	B+
5,817,772	Term Loan, 6.610%-6.851%, maturing October 18, 2012			5,884,432
	Invensys International Holdings, Ltd.	Ba3	B+
1,120,518	Term Loan, 7.791%, maturing September 05, 2009			1,137,326
	ON Semiconductor Corporation	B2	B+
5,925,113	Term Loan, 7.140%, maturing December 15, 2011			5,978,812
				14,469,643
Farming & Agriculture: 0.7%
	AGCO Corporation	Ba1	BB+
4,540,833	Term Loan, 6.277%, maturing March 31, 2008			4,591,918
	Vicar Operating, Inc.	Ba3	BB-
2,631,240	Term Loan, 6.125%, maturing May 16, 2011			2,657,552
				7,249,470
Finance: 1.6%
	Ameritrade Holding Corporation	Ba1	BB
7,000,000	Term Loan, 6.080%, maturing December 31, 2012			7,051,191
	LPL Holdings, Inc.	B2	B
5,000,000	Term Loan, 7.769%-8.130%, maturing June 28, 2013			5,028,125
	Rent-A-Center, Inc.	Ba2	BB+
5,910,000	Term Loan, 5.760%-6.410%, maturing June 30, 2010			5,978,704
				18,058,020
Gaming: 6.0%
	Ameristar Casinos, Inc.	Ba3	BB+
2,000,000	Term Loan, 6.191%, maturing November 10, 2012			2,021,250
	Boyd Gaming Corporation	Ba2	BB
6,402,500	Term Loan, 5.700%-6.027%, maturing June 30, 2011			6,479,861
	CCM Merger, Inc.	B1	B+
5,974,993	Term Loan, 6.450%-6.800%, maturing July 13, 2012			6,031,009
	Global Cash Access, LLC	Ba3	B+
1,946,097	Term Loan, 6.855%, maturing March 10, 2010			1,972,856
	Green Valley Ranch Gaming, LLC	NR	NR
100,000	Revolver, 6.114%, maturing December 23, 2008			99,750
2,460,150	Term Loan, 6.527%, maturing December 17, 2011			2,493,977

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Gaming: (continued)
	Herbst Gaming, Inc.	B1	B+
$992,500	Term Loan, 6.200%-6.527%, maturing January 31, 2011			$1,005,527
	Isle of Capri Black Hawk, LLC	B1	B+
1,330,000	Term Loan, 6.480%-6.810%, maturing October 24, 2011			1,339,975
	Isle of Capri Casinos, Inc.	Ba2	BB-
995,000	Term Loan, 6.277%, maturing February 04, 2011			1,009,054
1,485,000	Term Loan, 6.156%-6.470%, maturing February 04, 2011			1,505,976
	Opbiz, LLC	B3	B-
7,240,705	Term Loan, 7.530%, maturing August 31, 2010			7,108,562
18,408	Term Loan, 8.530%, maturing August 31, 2010			18,097
	Penn National Gaming, Inc.	Ba2	BB
1,279,070	Term Loan, 6.070%-6.290%, maturing October 03, 2011			1,292,180
13,466,250	Term Loan, 6.260%-6.460%, maturing October 03, 2012			13,664,042
	Resorts International Hotel and Casino, Inc.	Caa1	CCC+
250,000	Term Loan, 7.530%, maturing April 26, 2012			249,688
	Ruffin Gaming, LLC	NR	NR
1,500,000	Term Loan, 6.813%, maturing June 28, 2008			1,512,188
	Trump Entertainment Resorts Holdings, L.P.	B2	BB-
1,741,250	Term Loan, 7.170%,maturing May 20, 2012			1,763,016
	Venetian Casino Resorts, LLC	B1	BB-
2,393,163	Term Loan, 6.280%, maturing June 15, 2011			2,419,151
11,606,837	Term Loan, 6.280%, maturing June 15, 2011			11,732,876
	Wembley, Inc.	B1	B+
995,000	Term Loan, 6.080%, maturing August 23, 2011			1,012,102
	Yonkers Racing Corporation	B3	B
512,745	Term Loan, 8.071%, maturing August 12, 2011			520,436
495,790	Term Loan, 8.071%, maturing August 12, 2011			503,227
				65,754,800
Grocery: 0.6%
	Giant Eagle, Inc.	Ba3	BB+
1,787,227	Term Loan, 6.030%-6.210%, maturing November 07, 2012			1,798,118

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Grocery: (continued)
	Roundy’s Supermarkets, Inc.	B2	B+
$5,000,000	Term Loan, 7.490%-7.720%, maturing November 03, 2011			$5,041,250
				6,839,368
Healthcare, Education and Childcare: 14.4%
	Accellent Corporation	B2	BB-
2,000,000	Term Loan, 6.581%-6.800%, maturing November 22, 2012			2,020,626
	Ameripath, Inc.	B1	BB-
500,000	Term Loan, 6.570%, maturing October 31, 2012			506,485
	AMN Healthcare, Inc.	Ba2	BB-
1,000,000	Term Loan, 6.527%, maturing November 02, 2011			1,012,813
	AMR Holdco Inc./EmCare Holdco Inc.	B2	B+
3,546,429	Term Loan, 6.780%-6.970%, maturing February 10, 2012			3,590,759
	Block Vision Holdings Corporation	NR	NR
13,365	Term Loan, 13.000%, maturing July 30, 2007			—
	Capella Healthcare, Inc.	B3	B
3,000,000	Term Loan, 7.450%, maturing November 30, 2012			3,028,125
	CCS Acquisition, Inc.	B3	B
4,500,000	Term Loan, 7.780%, maturing September 30, 2012			4,477,500
	Community Health Systems, Inc.	Ba3	BB-
24,251,315	Term Loan, 6.360%-6.560%, maturing August 19, 2011			24,584,771
	Concentra Operating Corporation	B1	B+
4,987,500	Term Loan, 6.530%-6.690%, maturing September 30, 2011			5,055,041
	CRC Health Corporation	B1	B
1,500,000	Term Loan, 6.810%, maturing February 06, 2013			1,518,750
	Davita, Inc.	B1	BB-
30,668,235	Term Loan, 6.540%-7.050%, maturing October 05, 2012			31,153,805
	Encore Medical IHC, Inc.	B1	B
2,348,795	Term Loan, 7.530%-7.570%, maturing October 04, 2010			2,375,219
	Harlan Sprague Dawley, Inc.	B1	B+
1,000,000	Term Loan, 7.050%-9.000%, maturing December 19, 2011			1,013,125
	Healthcare Partners, LLC	B1	BB
2,887,500	Term Loan, 6.890%, maturing February 04, 2011			2,917,279
	Iasis Healthcare Corporation	B1	B+
8,865,000	Term Loan, 6.777%-6.786%, maturing June 22, 2011			8,996,131

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Healthcare, Education and Childcare: (continued)
	Kinetic Concepts, Inc.	Ba3	BB
$3,743,708	Term Loan, 6.280%, maturing August 11, 2010			$3,788,944
	Lifepoint Hospitals, Inc.	Ba3	BB
13,284,572	Term Loan, 6.185%, maturing April 15, 2012			13,379,596
	Magellan Health Services, Inc.	B1	B+
1,041,667	Term Loan, 6.500%, maturing August 15, 2008			1,053,385
	Matria Healthcare, Inc.	B1	BB-
641,026	Term Loan, 7.020%, maturing January 19, 2007			643,029
1,358,974	Term Loan, 6.820%-7.020%, maturing January 19, 2012			1,374,263
	MMM Holdings, Inc.	B1	B-
1,619,048	Term Loan, 8.030%, maturing August 16, 2011			1,629,167
	Mylan Laboratories, Inc.	Ba1	BBB-
995,000	Term Loan, 6.110%, maturing June 30, 2010			1,007,646
	Per-Se Technologies	B1	B+
2,385,057	Term Loan, 6.791%, maturing January 06, 2013			2,420,833
	Psychiatric Solutions	B1	B+
923,077	Term Loan, 6.260-6.460%, maturing July 01, 2012			933,174
	Radiation Therapy Services, Inc.	B1	BB
1,949,270	Term Loan, 6.527%-8.00%, maturing December 16, 2012			1,963,281
	Renal Advantage, Inc.	NR	B+
4,073,125	Term Loan, 7.070%, maturing October 06, 2012			4,115,131
	Rural/Metro Operating Company, LLC	B2	B
519,127	Term Loan, 4.420%, maturing March 04, 2011			526,914
1,317,646	Term Loan, 7.101%-7.180%, maturing March 04, 2011			1,337,410
	Select Medical Corporation	B1	BB-
2,481,250	Term Loan, 6.320%-8.250%, maturing February 24, 2012			2,450,234
	Sterigenics International, Inc.	B2	B+
2,447,634	Term Loan, 7.500%, maturing June 14, 2011			2,481,289
	Sybron Dental Management, Inc.	Ba2	BB+
318,014	Term Loan, 6.277%-6.355%, maturing June 08, 2009			320,797
	Team Health, Inc.	B2	B+
3,000,000	Term Loan, 7.070%-7.270%, maturing November 23, 2012			3,028,593

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Healthcare, Education and Childcare: (continued)
		Vanguard Health Holding Company II	B2	B
$18,050,977		Term Loan, 6.771%-6.950%, maturing September 23, 2011			$18,301,994
		Ventiv Health, Inc.	Ba3	BB-
997,500		Term Loan, 6.027%, maturing October 05, 2011			1,002,488
		VWR International, Inc.	B2	B+
4,034,334		Term Loan, 7.120%, maturing April 07, 2011			4,097,370
					158,105,967
Home & Office Furnishings: 2.1%
		ACCO Brands Corporation	Ba3	BB-
658,333		Term Loan, 6.247%-6.520%, maturing August 17, 2012			665,191
		Buhrmann U.S., Inc.	Ba3	BB-
3,925,225		Term Loan, 6.238%-6.440%, maturing December 23, 2010			3,980,425
		Global Imaging Systems, Inc.	Ba2	BB
1,219,389		Term Loan, 6.000%-6.070%, maturing May 10, 2010			1,228,535
		National Bedding Company	B1	BB-
2,238,750		Term Loan, 6.010%-6.600%, maturing August 31, 2011			2,262,817
		Sealy Mattress Company	B1	B+
6,769,912		Term Loan, 6.160%-6.500%, maturing April 06, 2012			6,855,592
		Simmons Company	B2	B+
7,764,015		Term Loan, 7.125%-9.000%, maturing December 19, 2011			7,869,559
					22,862,119
Insurance: 0.8%
		Conseco, Inc.	B2	BB-
6,086,543		Term Loan, 6.570%, maturing June 22, 2010			6,147,408
		HMSC Corporation	B1	B+
1,500,000		Term Loan, 7.350%, maturing November 16, 2011			1,518,750
		Sedgewick CMS Holdings, Inc.	B1	B+
920,000	(5)	Term Loan, maturing March 03, 2013			933,416
					8,599,574
Leisure, Amusement, Entertainment: 8.0%
		24 Hour Fitness Worldwide, Inc.	B2	B
3,250,000		Term Loan, 7.540%-7.700%, maturing June 08, 2012			3,302,813
		AMF Bowling Worldwide, Inc.	B2	B
1,444,629		Term Loan, 7.469%-7.800%, maturing August 27, 2009			1,458,625

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Leisure, Amusement, Entertainment: (continued)
		Hallmark Entertainment, LLC	B1	B
$1,750,000		Term Loan, 7.080%, maturing December 31, 2011			$1,769,688
		Kerasotes Theatres, Inc.	B1	B-
970,000		Term Loan, 7.125%, maturing October 31, 2011			976,871
		Lodgenet Entertainment Corporation	Ba3	B+
2,678,329		Term Loan, 6.777%-6.855%, maturing August 29, 2008			2,711,808
		Metro-Goldwyn-Mayer Studios, Inc.	Ba3	B+
8,500,000		Term Loan, 6.780%, maturing April 08, 2011			8,587,363
33,500,000		Term Loan, 6.780%, maturing April 08, 2012			33,932,083
		Pure Fishing, Inc.	B1	B+
2,947,500		Term Loan, 7.530%-7.700%, maturing September 30, 2010			2,982,502
		Regal Cinemas, Inc.	Ba3	BB-
5,820,049		Term Loan, 6.527%, maturing November 10, 2010			5,893,166
		Riddell Bell Holding, Inc.	B1	BB-
1,481,250		Term Loan, 7.027%, maturing September 28, 2011			1,486,805
		Six Flags Theme Parks, Inc.	B1	B-
2,893,142		Term Loan, 7.050%-7.210%, maturing June 30, 2009			2,931,340
		Universal City Development Partners, L.P.	Ba3	BB-
4,950,000		Term Loan, 6.530%-6.770%, maturing June 09, 2011			5,017,033
		WMG Acquisition Corporation	Ba2	B+
16,306,900		Term Loan, 6.371%-6.810%, maturing February 28, 2011			16,509,464
					87,559,561
Lodging: 0.1%
		Hilton Hotels Corporation	Ba2	BB
1,000,000	(5)	Term Loan, maturing February 17, 2013			1,006,250
					1,006,250
Machinery: 2.7%
		Alliance Laundry Holdings, LLC	B1	B
3,097,500		Term Loan, 6.730%, maturing January 27, 2012			3,142,027
		Blount, Inc.	B1	BB-
3,248,193		Term Loan, 7.030%-8.250%, maturing August 09, 2010			3,282,030
		Enersys, Inc.	Ba3	BB
4,212,473		Term Loan, 6.071%-6.770%, maturing March 17, 2011			4,265,129
		Rexnord Corporation	B1	B+
7,124,113		Term Loan, 6.780%-6.930%, maturing December 31, 2011			7,210,193

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Machinery: (continued)
		Terex Corporation	B2	BB-
$860,677		Term Loan, 6.727%-6.840%, maturing July 03, 2009			$872,511
1,195,174		Term Loan, 7.227%-7.340%, maturing December 31, 2009			1,211,607
		United Rentals (North America), Inc.	B2	BB-
10,152,500		Term Loan, 6.860%, maturing February 14, 2011			10,283,640
					30,267,137
Mining, Steel, Iron & Nonprecious Metals: 1.7%
		Alpha Natural Resources, LLC	B2	BB-
666,667		Term Loan, 6.320%, maturing October 26, 2012			672,083
		Carmeuse Lime, Inc.	NR	NR
1,925,000		Term Loan, 6.375%-6.438%, maturing May 02, 2011			1,934,625
		Foundation Coal Corporation	Ba3	BB-
2,672,872		Term Loan, 6.280%-6.440%, maturing July 30, 2011			2,718,349
		International Coal Group, LLC	B2	B-
139,497		Term Loan, 7.410%, maturing October 01, 2010			139,454
		Longyear Holdings, Inc.	B2	B+
214,027		Term Loan, 7.530%, maturing July 28, 2012			217,371
1,481,723		Term Loan, 7.530%, maturing July 28, 2012			1,504,875
		Novelis, Inc.	Ba2	BB-
2,627,958		Term Loan, 6.440%, maturing January 07, 2012			2,662,040
4,564,349		Term Loan, 6.440%, maturing January 07, 2012			4,623,544
		Trout Coal Holdings, LLC	B3	B
4,466,250		Term Loan, 7.610%-7.740%, maturing March 18, 2010			4,421,588
					18,893,929
North American Cable: 18.1%
	(1)	Adelphia Communications Corporation	NR	BBB
11,000,000		Debtor in Possession Term Loan, 6.875%, maturing March 31, 2006			11,055,000
		Atlantic Broadband Finance, LLC	B2	B
2,000,000		Term Loan, 7.200%, maturing August 04, 2012			2,036,250
		Bragg Communications, Inc.	B1	NR
2,462,500		Term Loan, 6.810%, maturing August 31, 2011			2,490,203
		Bresnan Communications, LLC	B1	BB-
5,000,000		Term Loan, 8.070%-8.110%, maturing September 30, 2010			5,020,315

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
North American Cable: (continued)
		Cebridge Connections, Inc.	NR	NR
$1,473,750		Term Loan, 7.246%-9.750%, maturing February 23, 2009			$1,481,119
2,441,401		Term Loan, 10.290%-12.500%, maturing February 23, 2010			2,539,057
	(1)	Century Cable Holdings, LLC	Caa1	NR
1,230,000		Revolver, 8.500%, maturing March 31, 2009			1,195,150
21,357,940		Term Loan, 9.500%, maturing June 30, 2009			20,993,082
8,000,000		Term Loan, 9.500%, maturing December 31, 2009			7,840,000
		Charter Communications Operating, LLC	B2	B
6,991,308		Term Loan, 7.670%, maturing April 27, 2010			7,039,373
48,200,126		Term Loan, 7.860%-7.920%, maturing April 27, 2011			48,809,713
	(1)	Hilton Head Communications, L.P.	Caa1	NR
7,000,000		Revolver, 7.500%, maturing September 30, 2007			6,811,875
8,500,000		Term Loan, 8.750%, maturing March 31, 2008			8,283,072
		Insight Midwest Holdings, LLC	Ba3	BB-
18,130,000		Term Loan, 6.563%, maturing December 31, 2009			18,404,017
		Knology, Inc.	B3	NR
2,112,264		Term Loan, 10.027%-10.160%, maturing June 29, 2010			2,194,114
		Mediacom Communications Corporation	Ba3	BB-
10,917,500		Term Loan, 6.527%-6.780%, maturing February 01, 2014			11,081,263
		Nextmedia Operating	B1	B
1,150,962		Term Loan, 6.570%, maturing November 15, 2012			1,161,032
511,538		Term Loan, 6.570%, maturing November 15, 2012			516,014
	(1)	Olympus Cable Holdings, LLC	B2	NR
7,500,000		Term Loan, 9.500%, maturing June 30, 2010			7,349,415
21,000,000		Term Loan, 9.500%, maturing September 30, 2010			20,686,869
		Patriot Media and Communications, LLC	B1	B+
2,666,667		Term Loan, 7.024%, maturing March 31, 2013			2,708,333
		Patriot Media and Communications, LLC	B3	B-
1,000,000		Term Loan, 9.500%, maturing October 04, 2013			1,023,281
		Persona Communication, Inc.	B2	B
3,447,500		Term Loan, 7.527%, maturing August 01, 2011			3,490,594

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
North American Cable: (continued)
	Quebecor Media, Inc.	B1	B
$3,000,000	Term Loan, 6.602%, maturing January 17, 2013			$3,045,000
	San Juan Cable, LLC	B1	B+
1,000,000	Term Loan, 6.440%, maturing October 31, 2012			1,011,875
	San Juan Cable, LLC	B3	B-
1,500,000	Term Loan, 9.940%, maturing October 31, 2013			1,510,079
				199,776,095
Oil & Gas: 9.7%
	Cheniere LNG Holdings, LLC	NR	BB
6,982,500	Term Loan, 6.950%, maturing August 30, 2012			7,074,145
	Coffeyville Resources, LLC	B1	BB-
1,000,000	Term Loan, 6.963%, maturing June 24, 2012			1,014,063
1,492,509	Term Loan, 7.063%-9.000%, maturing July 08, 2012			1,513,499
	Complete Production Services, Inc.	B2	B
2,992,500	Term Loan, 7.280%, maturing September 12, 2012			3,033,647
	El Paso Corporation	B3	B
5,500,000	Term Loan, 7.140%, maturing November 30, 2007			5,570,659
22,223,775	Term Loan, 7.313%, maturing November 23, 2009			22,509,284
	EPCO Holdings, Inc.	Ba3	B+
11,632,500	Term Loan, 6.353%-6.605%, maturing August 18, 2010			11,792,447
	Key Energy Services, Inc.	NR	NR
4,500,000	Term Loan, 7.520%-7.780%, maturing June 30, 2012			4,570,313
	LB Pacific, L.P.	B1	B-
3,970,000	Term Loan, 6.950%-7.277%, maturing February 15, 2012			4,029,550
	Lyondell-Citgo Refining, L.P.	Ba3	BB
1,970,000	Term Loan, 6.527%, maturing May 21, 2007			1,989,700
	Magellan Midstream Holdings, L.P.	Ba3	BB-
1,855,278	Term Loan, 6.500%, maturing June 30, 2012			1,878,469
	Mainline, L.P.	Ba3	BB-
7,166,667	Term Loan, 6.876%, maturing December 17, 2011			7,220,417
	Regency Gas Services, LLC	B1	B+
1,488,750	Term Loan, 6.780%, maturing June 01, 2010			1,509,220
	Semcrude, L.P.	Ba3	NR
5,237,346	Term Loan, 6.777%, maturing March 16, 2011			5,306,087

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Oil & Gas: (continued)
	Semcrude, L.P. (continued)
$3,701,278	Term Loan, 6.741%-6.777%, maturing March 16, 2011			$3,754,483
	Targa Resources	Ba3	B+
6,500,000	Term Loan, 6.830%, maturing October 31, 2007			6,532,500
1,000,000	Term Loan, 6.780%, maturing October 31, 2012			1,013,958
7,754,758	Term Loan, 6.777%-7.230%, maturing October 31, 2012			7,862,999
	Vulcan Energy Corporation	Ba2	BB
4,979,478	Term Loan, 6.750%, maturing August 12, 2011			5,019,936
	Williams Production RMT Company	Ba3	BB
3,911,434	Term Loan, 6.820%, maturing May 30, 2008			3,959,107
				107,154,483
Other Broadcasting and Entertainment: 3.9%
	Alliance Atlantis Communications, Inc.	Ba2	BB
2,306,963	Term Loan, 6.105%, maturing December 20, 2011			2,330,995
	Deluxe Entertainment Services Group, Inc.	B1	B
2,000,000	Term Loan, 8.331%, maturing January 28, 2011			2,032,500
	DirecTV Holdings, LLC	Ba1	BB
10,000,000	Term Loan, 6.039%-6.070%, maturing April 13, 2013			10,126,560
	Echostar DBS Corporation	Ba3	BB-
9,000,000	Floating Rate Note, 7.780%, maturing October 01, 2008			9,180,000
	HIT Entertainment, Ltd.	B1	B
3,399,583	Term Loan,6.860%, maturing March 20, 2012			3,427,630
	Liberty Media Corporation	Ba1	BB+
4,500,000	Floating Rate Note, 5.991%, maturing September 17, 2006			4,520,385
	Rainbow National Services, LLC	Ba3	BB+
10,917,500	Term Loan, 7.375-7563%, maturing March 31, 2012			11,064,209
				42,682,279
Other Telecommunications: 3.1%
	Cincinnati Bell, Inc.	Ba3	B+
3,491,250	Term Loan, 6.100%-6.210%, maturing August 31, 2012			3,521,254
	Consolidated Communications, Inc.	B1	BB-
2,452,170	Term Loan, 6.280%-6.520%, maturing October 14, 2011			2,480,267
	D&E Communications, Inc.	Ba3	BB-
2,939,446	Term Loan, 6.440%-8.500%, maturing December 31, 2011			2,972,515

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Other Telecommunications: (continued)
	Fairpoint Communications, Inc.	B1	BB-
$2,000,000	Term Loan, 6.313%, maturing February 08, 2012			$2,016,000
	Iowa Telecommunications Services, Inc.	Ba3	BB-
4,250,000	Term Loan, 6.280%-6.400%, maturing November 23, 2011			4,299,406
	Qwest Capital Funding, Inc.	B2	B
10,000,000	Floating Rate Note, 8.249%, maturing February 15, 2009			10,212,500
	Qwest Corporation	B1	BB
800,000	Term Loan, 9.320%, maturing June 30, 2007			821,900
	Time Warner Telecom Holdings, Inc.	B2	CCC+
3,000,000	Floating Rate Note, 8.749%, maturing February 15, 2011			3,063,750
	Valor Telecommunication Enterprises II, LLC	Ba3	BB-
4,680,272	Term Loan, 6.277%-6.355%, maturing February 14, 2012			4,696,363
				34,083,955
Personal & Nondurable Consumer Products: 5.8%
	Amscan Holdings, Inc.	B1	B+
1,500,000	Term Loan, 7.770%, maturing December 23, 2012			1,486,875
	Bushnell, Inc.	B1	B+
1,745,732	Term Loan, 7.527%, maturing August 19, 2011			1,763,552
	Fender Musical Instruments Corporation	B1	B+
2,095,848	Term Loan, 6.470%, maturing March 30, 2012			2,127,286
	Fender Musical Instruments Corporation	B3	B-
2,444,375	Term Loan, 8.720%, maturing September 30, 2012			2,474,930
	Hillman Group, Inc.	B2	B
2,947,500	Term Loan, 7.688%-7.813%, maturing March 30, 2011			2,987,108
	Hunter Fan Company	B1	B
900,000	Term Loan, 6.940%-7.170%, maturing March 24, 2012			897,750
	Jarden Corporation	B1	B+
10,700,071	Term Loan, 6.527%, maturing January 24, 2012			10,777,646
2,121,499	Term Loan, 6.277%, maturing January 24, 2012			2,136,879
	Levlad, LLC/ Airbonne International, LLC	B2	B
1,573,358	Term Loan, 7.780%-7.860%, maturing August 16, 2011			1,586,141
	Mega Bloks, Inc.	Ba3	BB-
995,000	Term Loan, 6.438%, maturing July 27, 2010			1,006,194

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Personal & Nondurable Consumer Products: (continued)
		Norwood Promotional Products Holdings, Inc.	NR	NR
$7,438,733	(3)	Term Loan, maturing August 17, 2011			$2,138,636
		Norwood Promotional Products, Inc.	NR	NR
12,276,387		Term Loan, 10.750%, maturing August 17, 2009			12,337,769
		Oreck Corporation	B1	B+
985,025		Term Loan, 7.280%, maturing January 27, 2012			997,338
		Prestige Brands Holdings, Inc.	B1	B+
1,955,150		Term Loan, 7.230%-8.750%, maturing April 06, 2011			1,978,368
		Reddy Ice Group, Inc.	B1	B+
1,000,000		Term Loan, 6.319%, maturing August 09, 2012			1,010,938
		Spectrum Brands, Inc.	B1	B+
10,249,739		Term Loan, 6.420%-7.240%, maturing February 06, 2012			10,390,673
		Tupperware Corporation	Ba2	BB
8,074,839		Term Loan, 5.980%, maturing December 05, 2012			8,088,970
					64,187,053
Personal, Food & Miscellaneous: 4.6%
		Acosta, Inc.	B1	B+
3,000,000		Term Loan, 6.820%-6.830%, maturing December 06, 2012			3,041,250
		AFC Enterprises, Inc.	B1	B+
1,490,006		Term Loan, 6.813%, maturing May 11, 2011			1,508,631
		Alderwoods Group, Inc.	B1	BB-
1,543,411		Term Loan, 6.058%-6.730%, maturing September 29, 2009			1,562,704
		Arby’s Restaurant Group, Inc.	B1	B+
5,970,000		Term Loan, 6.777%-7.060%, maturing July 25, 2012			6,048,977
		Brickman Group Holdings, Inc.	Ba3	BB-
1,418,182		Term Loan, 6.527%-6.690%, maturing December 19, 2008			1,414,636
		Burger King Corporation	Ba2	B+
4,000,000	(5)	Term Loan, maturing June 30, 2012			4,027,000
		Burt’s Bees, Inc.	B2	B
1,240,625		Term Loan, 7.040%-7.440%, maturing March 24, 2011			1,256,908
		Carrols Corporation	B1	B+
3,371,958		Term Loan, 7.000%, maturing December 31, 2010			3,425,701
		Central Garden & Pet Company	Ba2	BB
432,277		Term Loan, 6.320%, maturing May 15, 2009			432,817

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Personal, Food & Miscellaneous: (continued)
		Central Garden & Pet Company
$1,800,000	(5)	Term Loan, maturing September 30, 2012			$1,813,500
		Coinmach Corporation	B2	B
5,500,000		Term Loan, 7.125%, maturing December 19, 2012			5,591,669
		Coinstar, Inc.	Ba3	BB-
2,674,929		Term Loan, 6.550%, maturing July 07, 2011			2,703,350
		Culligan International Company	B1	B+
2,475,000		Term Loan, 7.070%, maturing September 30, 2011			2,510,578
		Doane Pet Care Company	B1	BB-
1,496,250		Term Loan, 6.621%-6.940%, maturing October 24, 2012			1,518,694
		Domino’s, Inc.	Ba3	BB-
3,169,438		Term Loan, 6.063%, maturing June 25, 2010			3,204,435
		Jack in the Box, Inc.	Ba2	BB
3,417,589		Term Loan, 5.910%-6.170%, maturing January 08, 2011			3,453,901
		MD Beauty, Inc.	B1	B
2,910,587		Term Loan, 7.670%-9.500%, maturing February 18, 2012			2,945,150
		MD Beauty, Inc.	B3	CCC+
2,000,000		Term Loan, 11.670%, maturing February 18, 2013			2,023,750
		N.E.W. Holdings I, LLC	B1	B+
1,973,353		Term Loan, 7.313%-7.750%, maturing July 08, 2011			1,998,020
					50,481,671
Printing & Publishing: 8.3%
		Adams Outdoor Advertising, L.P.	B1	B+
4,432,364		Term Loan, 6.620%, maturing October 18, 2012			4,497,001
		American Achievement Corporation	B1	B+
792,147		Term Loan, 6.920%, maturing March 25, 2011			806,010
		American Media Operations, Inc.	B1	B
6,350,000		Term Loan, 7.380%, maturing January 31, 2013			6,431,363
		American Reprographics Company	Ba3	BB-
2,417,917		Term Loan, 6.320%-8.250%, maturing June 18, 2009			2,445,119
		Ascend Media Holdings, LLC	B3	B
1,728,125		Term Loan, 7.160%-7.380%, maturing January 31, 2012			1,725,965
		Dex Media East, LLC	Ba2	BB
3,374,006		Term Loan, 6.230%-6.470%, maturing May 08, 2009			3,407,746

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Printing & Publishing: (continued)
	Dex Media West, LLC	Ba2	BB
$1,137,663	Term Loan, 5.760%-6.000%, maturing September 09, 2009			$1,141,455
15,733,966	Term Loan, 6.230%-6.560%, maturing March 09, 2010			15,896,231
	Enterprise Newsmedia, LLC	B2	B
3,000,000	Term Loan, 7.530%, maturing June 30, 2012			3,037,500
	FSC Acquisition, LLC	B2	B
2,514,115	Term Loan, 6.330%-6.930%, maturing August 01, 2012			2,527,734
	IWCO Direct, Inc.	B1	B
1,488,752	Term Loan, 7.780%, maturing January 31, 2011			1,499,917
	Liberty Group Publishing, Inc.	B2	B+
1,960,187	Term Loan, 6.875%, maturing February 28, 2012			1,979,423
	MC Communications, LLC	B2	B
3,369,024	Term Loan, 7.070%-7.440%, maturing December 31, 2010			3,394,292
	Merrill Communications, LLC	Ba3	B+
2,960,780	Term Loan, 6.855%, maturing December 22, 2012			2,994,551
	Newspaper Holdings, Inc.	NR	NR
1,666,667	Term Loan, 6.188%, maturing August 24, 2012			1,676,563
	PBI Media, Inc.	B2	B
997,500	Term Loan, 6.777%-6.918%, maturing September 30, 2012			999,578
997,500	Term Loan, 6.777%-6.918%, maturing September 30, 2012			999,578
	Primedia, Inc.	B2	B
263,462	Revolver, 7.125%, maturing June 30, 2008			253,912
6,500,000	Term Loan, 6.820%, maturing September 30, 2013			6,432,290
	R.H. Donnelley, Inc.	Ba3	BB
575,160	Term Loan, 6.280%, maturing December 31, 2009			579,024
11,680,747	Term Loan, 6.200%-6.310%, maturing June 30, 2011			11,788,011
	Source Media, Inc.	B1	B
3,234,300	Term Loan, 6.850%, maturing November 08, 2011			3,278,772
	Triple Crown Media, Inc.	B2	B
1,500,000	Term Loan, 7.740%, maturing June 30, 2010			1,500,938
	Visant Holding Corporation	B1	B+
10,605,115	Term Loan, 6.777%, maturing October 04, 2011			10,761,986

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Printing & Publishing: (continued)
	Ziff Davis Media, Inc.	B3	CCC+
$1,500,000	Floating Rate Note, 10.680%, maturing May 01, 2012			$1,321,875
				91,376,834
Radio and TV Broadcasting: 3.9%
	Block Communications, Inc.	Ba2	BB-
1,000,000	Term Loan, 6.530%, maturing December 22, 2011			1,013,750
	Emmis Operating Company	Ba2	B+
4,387,756	Term Loan, 6.320%, maturing November 10, 2011			4,421,006
	Entravision Communications Corporation	Ba3	B+
2,992,500	Term Loan, 6.030%, maturing March 29, 2013			3,015,880
	Gray Television, Inc.	Ba2	BB-
500,000	Term Loan, 6.110%, maturing June 15, 2011			504,000
1,000,000	Term Loan, 6.030%, maturing November 22, 2012			1,008,000
	Mission Broadcasting, Inc.	Ba3	B
2,426,313	Term Loan, 6.280%, maturing August 14, 2012			2,440,973
	Montecito Broadcast Group, LLC	B1	B
2,000,000	Term Loan, 7.140%, maturing January 27, 2013			2,033,126
	NEP Supershooters, L.P.	B1	B
2,463,763	Term Loan, 8.030%, maturing February 03, 2011			2,502,259
982,519	Term Loan, 8.030%, maturing February 03, 2011			994,186
	Nexstar Broadcasting, Inc.	Ba3	B
2,469,866	Term Loan, 6.280%, maturing August 14, 2012			2,484,789
	Paxson Communications Corporation	B2	CCC+
4,500,000	Floating Rate Note, 7.777%, maturing January 15, 2010			4,514,063
	Spanish Broadcasting Systems, Inc.	B1	B+
3,970,000	Term Loan, 6.280%, maturing June 10, 2012			4,021,280
	Susquehanna Media Company	Ba2	BB-
8,927,513	Term Loan, 6.070%, maturing March 30, 2012			8,944,252
	Young Broadcasting, Inc.	B2	B-
4,975,000	Term Loan, 6.750%-7.000%, maturing November 03, 2012			4,993,656
				42,891,220
Retail Stores: 7.6%
	Advance Stores Company, Inc.	Ba1	BB+
1,813,388	Term Loan, 6.063%-6.188%, maturing September 30, 2010			1,831,522

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

		Bank Loan Ratings (unaudited)
Principal Amount	Borrower/Tranche Description	Moody’s	S&P	Value
Retail Stores: (continued)
	Advance Stores Company, Inc.
$3,042,032	Term Loan, 5.938%-6.313%, maturing September 30, 2010			$3,072,452
	Alimentation Couche-Tard, Inc.	Ba2	BB+
1,200,000	Term Loan, 6.375%, maturing December 17, 2010			1,215,500
	Baker & Taylor, Inc.	Ba3	B+
1,284,545	Revolver, 6.320%-6.440%, maturing August 11, 2010			1,278,122
	Baker & Taylor, Inc.	B1	B
1,000,000	Term Loan, 10.996%, maturing May 06, 2011			1,010,000
	Blockbuster Entertainment Corporation	B3	B-
5,965,013	Term Loan, 8.590%-8.940%, maturing August 20, 2011			5,793,518
	Dollarama Group, L.P.	B1	B+
3,465,000	Term Loan, 6.493%, maturing November 18, 2011			3,503,981
	Harbor Freight Tools, Inc.	B1	B+
7,590,835	Term Loan, 6.820%, maturing July 15, 2010			7,678,130
	Jean Coutu Group, Inc.	B2	BB-
9,660,086	Term Loan, 6.938%, maturing July 30, 2011			9,787,541
	Mapco Express, Inc.	B2	B+
2,487,500	Term Loan, 7.260%-9.250%, maturing April 28, 2011			2,521,703
	Movie Gallery, Inc.	B2	CCC+
5,472,500	Term Loan, 8.280%, maturing April 27, 2011			5,076,313
	Nebraska Book Company, Inc.	B2	B
2,456,250	Term Loan, 6.700%, maturing March 04, 2011			2,486,953
	Neiman-Marcus Group, Inc.	B1	B+
18,037,975	Term Loan, 6.947%, maturing April 06, 2013			18,319,818
	Oriental Trading Company, Inc.	B1	B+
1,750,000	Term Loan, 9.313%, maturing January 08, 2011			1,772,969
	Oriental Trading Company, Inc.	B3	B-
3,112,977	Term Loan, 6.813%, maturing August 04, 2010			3,140,216
	Pantry, Inc.	Ba3	BB-
2,500,000	Term Loan, 6.390%, maturing January 02, 2012			2,529,688
	Pep Boys - Manny, Moe & Jack	Ba2	B+
1,000,000	Term Loan, 7.580%, maturing January 27, 2011			1,016,250
	Tire Rack, Inc.	B1	BB-
973,585	Term Loan, 6.780%-6.810%, maturing June 24, 2012			985,755

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Retail Stores: (continued)
		Travelcenters of America, Inc.	B1	BB
$10,000,000		Term Loan, 6.160%-6.440%, maturing December 01, 2011			$10,116,250
					83,136,681
Satellite: 1.1%
		Panamsat Corporation	Ba3	BB+
11,850,000		Term Loan, 6.489%, maturing August 20, 2011			12,009,240
					12,009,240
Telecommunications Equipment: 0.9%
		AAT Communications Corporation	B1	BB+
3,000,000		Term Loan, 6.560%, maturing July 27, 2012			3,015,000
		AAT Communications Corporation	B2	BB
1,000,000		Term Loan, 7.560%, maturing July 29, 2013			1,006,875
		Sorenson Communications, Inc.	B2	B
750,000		Term Loan, 11.491%, maturing November 15, 2012			769,375
		Sorenson Communications, Inc.	B3	CCC+
2,000,000		Term Loan, 7.491%, maturing November 15, 2012			2,030,626
		Syniverse Holding, LLC	Ba3	BB-
2,600,574		Term Loan, 6.280%, maturing February 15, 2012			2,629,830
					9,451,706
Textiles & Leather: 1.6%
		Polymer Group, Inc.	B1	BB-
7,500,000		Term Loan, 6.769%, maturing November 22, 2012			7,594,920
		Propex Fabrics, Inc.	B1	BB-
1,000,000	(5)	Term Loan, maturing August 07, 2012			1,010,000
		St. John Knits International, Inc.	B1	B+
873,751		Term Loan, 7.063%, maturing March 18, 2012			885,766
		Targus Group International	B1	B
1,491,316		Term Loan, 7.570%, maturing November 22, 2012			1,512,753
		Targus Group International	B3	CCC+
1,625,000		Term Loan, 12.070%, maturing May 22, 2013			1,635,156
		Warnaco, Inc.	Ba2	B+
1,000,000		Term Loan, 6.070-8.000%, maturing January 31, 2013			1,007,500
		William Carter Company	B1	BB
3,440,255		Term Loan, 6.418%-6.541%, maturing July 14, 2012			3,481,823
					17,127,918

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Utilities: 9.0%
		Allegheny Energy Supply Company	Ba2	BBB-
$ 12,991,822		Term Loan, 5.510%-6.160%, maturing March 08, 2011			$13,096,225
		Astoria Generating Company Acquisitions, LLC	B1	BB-
1,031,472	(5)	Term Loan, maturing March 01, 2013			1,045,010
568,528	(5)	Term Loan, maturing March 01, 2013			575,990
		Babcock & Wilcox Company	B1	B+
2,500,000	(5)	Term Loan, maturing December 31, 2011			2,531,250
		Cogentrix Delaware Holdings, Inc.	Ba2	BB+
3,452,418		Term Loan, 6.280%, maturing April 14, 2012			3,491,617
		Coleto Creek Power, L.P.	Ba3	BB
935,072		Term Loan, 6.527%, maturing June 30, 2011			945,397
		Coleto Creek Power, L.P.	B1	BB-
1,000,000		Term Loan, 7.918%, maturing June 30, 2012			1,010,625
		KGen, LLC	B2	B
4,962,500		Term Loan, 7.152%, maturing August 01, 2011			4,962,500
		La Paloma Generating Company	Ba3	BB-
218,579		Term Loan, 6.331%, maturing August 16, 2012			220,956
108,375		Term Loan, 6.277%, maturing August 16, 2012			109,553
1,360,755		Term Loan, 6.277%, maturing August 16, 2012			1,375,554
		La Paloma Generating Company	B1	B
1,000,000		Term Loan, 8.027%, maturing August 16, 2013			1,016,250
		LSP-Kendall Energy, LLC	B1	B
9,975,000		Term Loan, 6.527%, maturing October 07, 2013			9,995,778
		NRG Energy, Inc.	Ba2	BB-
6,000,000		Term Loan, 6.570%, maturing February 01, 2013			6,061,404
24,575,269		Term Loan, 6.570%, maturing February 01, 2013			24,877,348
		Pike Electric, Inc.	Ba3	NR
2,513,971		Term Loan, 6.125%, maturing July 01, 2012			2,545,395
1,510,531		Term Loan, 6.125%, maturing December 10, 2012			1,529,413
		Primary Energy Finance, LLC	Ba2	BB-
2,743,125		Term Loan, 6.527%, maturing August 24, 2012			2,780,843

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

			Bank Loan Ratings (unaudited)
Principal Amount		Borrower/Tranche Description	Moody’s	S&P	Value
Utilities: (continued)
		Reliant Energy, Inc.	B1	B+
$8,565,765		Term Loan, 6.089%, maturing April 30, 2010			$8,557,062
		Riverside Energy Center, LLC	B1	B
244,856		Term Loan, 8.918%, maturing June 24, 2010			248,529
3,079,877		Term Loan, 8.918%, maturing June 24, 2011			3,126,075
2,130,920		Term Loan, 8.918%, maturing June 24, 2011			2,162,884
		Thermal North America, Inc.	Ba3	BB-
1,000,000		Term Loan, 6.320%, maturing October 12, 2013			1,006,875
1,496,964		Term Loan, 6.280%, maturing October 12, 2013			1,507,255
		Wolf Hollow I, L.P.	B1	BB-
1,800,000		Term Loan, 6.720%, maturing June 22, 2012			1,819,688
450,000		Term Loan, 6.720%, maturing June 22, 2012			454,219
2,250,000		Term Loan, 6.751%, maturing June 22, 2012			2,274,603
					99,328,298
		Total Senior Loans (Cost $2,007,796,444)			$2,027,621,327

Other Corporate Debt: 0.2%

Automobile: 0.2%
		Navistar International Corporation	B1	BB-
1,899,481	(5)	Unsecured Term Loan, maturing February 28, 2009			1,941,984
		Total Other Corporate Debt (Cost $1,889,984)			1,941,984

Equities and Other Assets: 3.0%

		Description
(1), (@), (R)		Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)			186,961
(@), (R)		AM Cosmetics Corporation (Liquidation Interest)			25
(@), (R)		Block Vision Holdings Corporation (571 Common Shares)			—
(2), (@), (R)		Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)			14,047,246
(@), (R)		Cedar Chemical (Liquidation Interest)			—

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

	Description	Value
(@), (R)	Covenant Care, Inc. (Warrants for 19,000 Common Shares, Expires January 13, 2005)	$—
(@), (R)	Covenant Care, Inc. (Warrants for 26,901 Common Shares, Expires March 31, 2013)	—
(@), (R)	Decision One Corporation (1,402,038 Common Shares)	145,812
(2), (@), (R)	Electro Mechanical Solutions (Residual Interest in Bankruptcy Estate)	1,112
(@), (R)	Enterprise Profit Solutions (Liquidation Interest)	—
(@), (R)	EquityCo, LLC (Warrants for 28,782 Common Shares)	—
(4), (@), (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)	305,999
(@), (R)	Gate Gourmet Borrower, LLC (Warrants for 101 Common Shares)	—
(@), (R)	Gemini Leasing, Inc. (143,079 common shares)	—
(2), (@), (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)	54,523
(@)	Hayes Lemmerz International, Inc. (73,835 Common Shares)	231,104
(@)	Hayes Lemmerz International, Inc. (246 Preferred Shares)	770
(2), (@), (R)	Humphreys, Inc. (Residual Interest in Bankruptcy Estate)	—
(2), (@), (R)	Imperial Home Décor Group, Inc. (300,141 Common Shares)	1
(2), (@), (R)	Imperial Home Décor Group, Inc. (Liquidation Interest)
(2), (@), (R)	Insilco Technologies (Residual Interest in Bankruptcy Estate)	2,619
(2), (@), (R)	IT Group, Inc. (Residual Interest in Bankruptcy Estate)	100
(2), (@), (R)	Kevco, Inc. (Residual Interest in Bankruptcy Estate)	50
(2), (@), (R)	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	—
(@), (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 24, 2015)	—
(@), (R)	London Clubs International (Warrants for 241,499 Common Shares, Expires February 27, 2011)	532,840
(@), (R)	Malden Mills Industries, Inc. (436,865 Common Shares)	—
(@), (R)	Malden Mills Industries, Inc. (1,427,661 Preferred Shares)	—
(@), (R)	Morris Material Handling, Inc. (481,373 Common Shares)	3,191,503
(@), (R)	Neoplan USA Corporation (17,348 Common Shares)	—
(@), (R)	Neoplan USA Corporation (1,814,180 Series B Preferred Shares)	—
(@), (R)	Neoplan USA Corporation (1,084,000 Series C Preferred Shares)	—
(@), (R)	Neoplan USA Corporation (3,524,300 Series D Preferred Shares)	—
(@), (R)	New Piper Aircraft, Inc. (Residual Interest in Litigation Proceeds)	—
(@), (R)	New World Restaurant Group, Inc. (Warrants for 4,489 Common Shares, Expires June 15, 2006)	61,589
(@), (R)	Norwood Promotional Products, Inc. (72,238 Common Shares)	—
(@), (R)	Safelite Glass Corporation (810,050 Common Shares)	13,744,254
(@), (R)	Safelite Realty Corporation (54,679 Common Shares)	317,922
(1), (@), (R)	Transtar Metals (Residual Interest in Bankruptcy Estate)	—
(1), (@), (R)	TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)	—
(2), (@), (R)	U.S. Aggregates (Residual Interest in Bankruptcy Estate)	—
(2), (@), (R)	U.S. Office Products Company (Residual Interest in Bankruptcy Estate)	—
	Total for Equities and Other Assets (Cost $12,705,621)	32,824,430

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2006 (continued)

Description		Value
Total Investments (Cost $2,022,392,049)**	187.4%	$2,062,387,741
Other Assets and Liabilities — Net	(87.4)	(961,716,467)
Net Assets	100.0%	$1,100,671,274

*                      Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.

†                       Bank Loans rated below Baa3 by Moody’s Investor Services, Inc. or BBB- by Standard & Poor’s Group are considered to be below investment grade.

NR            Not Rated

(1)               The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.

(2)               The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

(3)               Loan is on non-accrual basis.

(4)               The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.

(5)               Trade pending settlement. Contract rates do not take effect until settlement date.

(@)         Non-income producing security.

(R)             Restricted security.

**               For Federal Income Tax purposes cost of investments is $2,022,506,127.

Net unrealized appreciation consists of the following:

Gross Unrealized Appreciation	$41,861,329
Gross Unrealized Depreciation	(1,979,715)
Net Unrealized Appreciation	$39,881,614

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the “Program,” formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows holders of the Trust’s common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust’s common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, DST Systems, Inc. will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the net asset value on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the DST Systems, Inc. when the market price plus estimated fees is less than the net asset value on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust’s Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2006 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

January 31	February 8	February 23
February 28	March 8	March 22
March 31	April 6	April 24
April 28	May 8	May 22
May 31	June 8	June 22
June 30	July 6	July 24
July 31	August 8	August 22
August 31	September 7	September 22
September 29	October 6	October 23
October 31	November 8	November 22
November 30	December 7	December 22
December 20	December 27	January 12

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust’s common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust’s name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust’s NAV and market price are published daily under the “Closed-End Funds” feature in Barron’s, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 28, 2006 was 6,015 which does not include approximately 47,713 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on August 31, 2004 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE’s Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust’s disclosure controls and procedures and internal controls over financial reporting.

ING Prime Rate Trust

TAX INFORMATION (Unaudited)

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust’s fiscal year end (February 28, 2006) as to the federal tax status of distributions received by the Trust’s shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2006:

Type of Dividend	Per Share Amount	Ex-Dividend Date	Payable Date
Ordinary Income	$0.0340	3/8/05	3/22/05
	$0.0370	4/7/05	4/22/05
	$0.0365	5/6/05	5/23/05
	$0.0380	6/8/05	6/22/05
	$0.0375	7/7/05	7/22/05
	$0.0385	8/8/05	8/22/05
	$0.0385	9/8/05	9/22/05
	$0.0380	10/5/05	10/24/05
	$0.0390	11/8/05	11/22/05
	$0.0390	12/8/05	12/22/05
	$0.0400	12/28/05	1/11/06
	$0.0420	2/8/06	2/22/06
Total	$0.4580

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2006:

Preferred Shares	Type of Dividend	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates
Series M	Ordinary Income	$889.11	03/07/05 to 02/27/06	03/08/05 to 02/28/05	03/15/05 to 03/07/06
Series T	Ordinary Income	$900.66	03/01/05 to 02/28/06	03/02/05 to 03/01/06	03/09/05 to 03/08/06
Series W	Ordinary Income	$879.15	03/02/05 to 02/22/06	03/03/05 to 02/23/06	03/10/05 to 03/02/06
Series Th	Ordinary Income	$878.20	03/03/05 to 02/23/06	03/04/05 to 02/24/06	03/11/05 to 03/03/06
Series F	Ordinary Income	$882.16	03/04/05 to 02/24/06	03/07/05 to 02/27/06	03/14/05 to 03/06/06

Pursuant to Internal Revenue Code Section 871(k), the Trust designates 91.81% of ordinary distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
And Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee

Independent Trustees:

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House Museum(2) (September 1989 - November 2005).	174	None

Patricia W. Chadwick Age: 57	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	174	None

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	174	None

R. Barbara Gitenstein 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	February 2002 - Present	President, College of New Jersey (January 1999 - Present).	174	None

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	January 2005 - Present	President and Chief Executive Officer International Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	174	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	November 1999 - Present	Retired.	174	BestPrep (September 1991 - Present).

Jock Patton 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	August 1995 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	174	JDA Software Group, Inc. (January 1999 - Present); and Swift Transportation Co. (March 2004 - Present).

Sheryl K. Pressler Age: 55	Trustee	January 2006 - Present	Consultant (May 2001 - Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 - April 2001).	174	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W.C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	174

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
And Age	Trust	Served(1)	Past Five Years	by Trustee	Trustee
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	174	AmeriGas Propane, Inc. (January 1998 - Present); UGI Corporation (February 2006 - Present).

Richard A. Wedemeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Trustee First Choice Funds (February 1997 - April 2001).	174	Touchstone Consulting Group (June 1977 - Present); and Jim Henson Legacy (April 1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present). Formerly, General Manager, ING U.S. Financial Services (December 2003 - December 2004); General Manager and Chief Executive Officer, ING Worksite Financial Services (December 2000 - September 2001).	214

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	September 2000 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 - September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); Director of Northern Life Insurance Company (March 1985 - April 2000); Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	174	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)          Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the board of directors of The Mark Twain House Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House Museum.

(3)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present). Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Chief Compliance Officer, ING Investments, LLC, ING Life Insurance and Annuity Company and Direct Services, Inc. (October 2004 - December 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	August 2003 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investments, LLC and Direct Services, Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005), and Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	November 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary, ING Funds Services, LLC (October 2000 - Present).

Daniel A. Norman 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Senior Vice President Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President (April 1995 - Present) and Senior Investment Manager in Senior Floating Rate Loan Group, ING Investment Management Co. (November 1999 - Present)

Jeffrey A. Bakalar 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 1999 - Present	Senior Vice President and Senior Portfolio Manager in the Senior Floating Rate Loan Group, ING Investment Management Co. (November 1999 - Present)

Elliot Rosen 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Group of ING Investment Management Co. (February 1999 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

William H. Rivoir III 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Senior Vice President and Assistant Secretary	February 2001 - Present

Senior Vice President of ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 - December 2003); and Senior Vice President, ING Investments, LLC (June 1998 - December 2002).

Curtis F. Lee 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group of ING Investment Management Co. (January 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	November 2003 - Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President	November 1997 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	August 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (August 1995 - Present); Vice President, ING Investments, LLC (February 1996 - Present) and Director of Compliance, ING Investments, LLC (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Funds Services, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Funds Services, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address	Position(s) Held	Term of Office and Length of	Principal Occupation(s) during the
and Age	with the Trust	Time Served(1)	Past Five Years

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Assistant Secretary	August 2003 - Present	Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); and Associate, PricewaterhouseCoopers (January 2001 - August 2001).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified. Effective March 2005, Todd Modic assumed the role of Chief Financial Officer.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Prime Trust (the “Trust”) remain in effect only if the Board of Trustees (the “Board”) of ING Prime Rate Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the Investment Advisory Contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the Trust and the Sub-Advisory Contract (“Sub-Advisory Contract”) with ING Investment Management Co. (“ING IM” or “Sub-Adviser”), the Sub-Adviser to the Trust.

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract and Sub-Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Trust’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust’s advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory and sub-advisory arrangements for the Funds in the ING Funds complex, including the Trust, and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Adviser or its affiliates who administer the Trust (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees,

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

including the International Equity and Fixed Income Investment Review Committee (the “IE&FI Investment Review Committee”). The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides information specific to the Funds in the ING Funds complex (including the Trust) to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of advisory and sub-advisory arrangements. Certain of this information for a representative sample of Funds in the ING Funds complex, including the Trust, was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular ongoing process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the IE&FI Investment Review Committee, review benchmarks used to assess the performance of each Fund, including the Trust. The IE&FI Investment Review Committee also meets regularly with the Adviser and periodically with ING IM.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Trust for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Trust by the Adviser and ING IM. This included information about the Adviser and Sub-Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for the Trust that provided information about the performance and expenses of the Trust and other similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Trust’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and the Selected Peer Group were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and the Sub-Adviser; (6) financial statements for the Adviser and the Sub-Adviser; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of advisory and sub-advisory arrangements, including a written analysis for the Trust discussing how its performance and fees compare to its Selected Peer Group and designated benchmarks; and (8) other information relevant to the Board’s evaluations.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Trust’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. While the Trust has a preferred class of shares, common shares were selected for comparison purposes because they are publicly traded and are the largest class. The common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The investment companies chosen for inclusion in the Trust’s Selected Peer group were selected based upon criteria designed to mirror the class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees, including the IE&FI Investment Review Committee, to assist the Board and Committee members with their assessment of the investment performance of the ING Funds, including the Trust. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the ING Funds. The Board also noted the techniques used by the Adviser to monitor the performance of ING IM.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Trust’s shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the ING Funds through re-negotiated arrangements with the Funds’ service providers.

Further, the Board received periodic reports showing that the Trust’s investment policies and restrictions were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and ING IM’s regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and ING IM of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Trust’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and ING IM to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Trust’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and ING IM were appropriate.

Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of the Trust, taking into account the importance of such performance to the Trust’s shareholders. While the Board considered the performance reports and discussions with portfolio

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Trust’s FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheets prepared for the Trust included its investment performance compared to the Lipper category median, Selected Peer Group and the Trust’s primary benchmark. The Board’s findings specific to the Trust’s performance are discussed under “Specific Factors Considered,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as the Trust grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints.

Information about Services to Other Clients

The Board requested and considered information about the nature of services and fee rates offered by the Adviser and ING IM to other clients, including other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Trust to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services.

The Board considered the fee structures of the Trust as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and ING IM, and their respective affiliates, from their association with the Trust. The Board determined that the fees payable to the Adviser and ING IM are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Trust, the Board took into account the sub-advisory fee rate payable by the Adviser to ING IM with respect to the Trust. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided ING IM with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and ING IM’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the operations of the Funds in the ING Funds complex may not be fully reflected in the expenses allocated to each Fund (including the Trust) in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and ING IM were not excessive.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing the Trust’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. The Trust’s performance was compared to its Lipper category median and its primary benchmark, a broad-based securities market index that appears in the Trust’s prospectus. The Trust’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group. The Trust and certain funds within its Selected Peer Group use leverage to varying degrees. In order to provide meaningful comparisons of management fees and expense ratios, the impact of leverage was excluded from the management fees and expense ratios for both the Trust and the funds within the Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Trust, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Trust underperformed its Lipper category median for the most recent calendar quarter and the five-year period, but outperformed for all other periods presented; (2) the Trust underperformed its primary benchmark for the most recent calendar quarter and the five-year period, but outperformed for all other periods presented; and (3) the Trust is ranked in the fifth (lowest) quintile of funds in its Morningstar category for the five-year period, in the fourth quintile for the most recent calendar quarter, and in the first (highest) quintile for the year-to-date, one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Prime Rate Trust, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Trust, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.25% administration fee) for the Trust is at the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Trust is at the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Trust’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Trust’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Trust’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Manager

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Institutional Investors and Analysts

Call ING Prime Rate Trust

1-800-336-3436, Extension 2217

Independent Registered Public Accounting Firm

KPMG LLP

355 South Grand Avenue

Los Angeles, California 90071

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:

ING Prime Rate Trust Account

c/o ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 219368

Kansas City, Missouri 64141

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Information regarding how the Trust’s voting proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-UPRT (0206-042706)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $65,500 for year ended February 28, 2006 and $63,490 for year ended February 28, 2005.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $24,200 for the year ended February 28, 2006 and $33,600 for the year ended February 28, 2005.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,200 in the year ended February 28, 2006 and $20,491 in the year ended February 28, 2005.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $3,150 in the year ended February 28, 2006 and $3,000 in the year ended February 28, 2005.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2006

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $234,850 for year ended February 28, 2006 and $447,821 for fiscal year ended February 28, 2005.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patrick W. Kenny, David W.C. Putnam, Roger B. Vincent and Sheryl K. Pressler.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 16, 2006

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

(1)           Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2)           The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Effective Date:  07/10/03

Revision Date:  03/16/06

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

2

Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

3

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

4

provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Valuation, Proxy and Brokerage Committee

A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

5

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

DIRECTED SERVICES, INC.

AND

ING LIFE INSURANCE AND ANNUITY COMPANY

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).

9

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

10

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

11

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

12

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under the following circumstances:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

13

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate

14

the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

15

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager – Special Projects, ING Funds Services, LLC

Julius Drelick	Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services

Effective as of May 27, 2005

16

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                   GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

18

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (e.g., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

19

In cases in which the Agent has identified a “pay for performance disconnect”, generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (e.g., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

20

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

21

3.             Auditors

Ratifying Auditors

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

22

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

23

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Amendments to Corporate Documents

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.             Miscellaneous

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

24

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Open Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a

25

CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•      Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

26

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Generally, vote FOR management proposals to cancel repurchased shares.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•      Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.

•      Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer’s method of disclosing shares allocated to the plan(s).

•      Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

27

•      Generally, vote AGAINST plans administered by potential grant recipients.

•      Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock Plans

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent’s criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

28

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including “claw back” recoupments.

Golden and Tin Parachutes

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Expensing of Stock Options

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

29

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

30

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

31

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and

32

engineering.

13.          Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•      the opening of the shareholder meeting

•      that the meeting has been convened under local regulatory requirements

•      the presence of quorum

•      the agenda for the shareholder meeting

•      the election of the chair of the meeting

•      the appointment of shareholders to co-sign the minutes of the meeting

•      regulatory filings (e.g., to effect approved share issuances)

•      the designation of inspector or shareholder representative(s) of minutes of meeting

•      the designation of two shareholders to approve and sign minutes of meeting

•      the allowance of questions

•      the publication of minutes

•      the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders.

33

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

34

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•      bundled slates of nominees in (Hong Kong or France);

•      simultaneous reappointment of retiring directors (South Africa);

•      in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•      nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Nominating Committee

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

Director Remuneration

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

35

Retirement Bonuses

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company’s share plans and analysis of plan features.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

•      exceed Agent’s recommended dilution limits;

•      provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (e.g., Japan);

•      are administered by potential grant recipients;

•      permit financial assistance in the form of interest-free, non-recourse loans in connection with executive’s participation;

•      for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•      allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•      provide for terms or participation that is markedly out of line with market practice;

36

•      provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain solely to performance hurdles or the company’s rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, “leaver” status and vesting or performance criteria on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

37

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:

Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:

•      the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•      the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•      Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•      Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent’s standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

38

Allocation of Income and Dividends

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent’s recommendations AGAINST payouts deemed too low according to Agent’s methodology.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

39

Generally, vote FOR an article amendment if:

•      it is editorial in nature;

•      shareholder rights are protected;

•      there is negligible or positive impact on shareholder value;

•      management provides adequate reasons for the amendments or the Agent otherwise supports management’s position; or

•      the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:

•      Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•      Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•      If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date.

•      Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

40

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Daniel A. Norman.  Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that,Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman has managed the Trust since April 1995 and is responsible for the operations, analytics, legal and marketing areas for the Trust. Mr. Norman also serves as Senior Vice President of the Trust, and he serves as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman co-manages the Trust with Mr. Bakalar.

Jeffrey A. Bakalar.  Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Mr. Bakalar has managed the Trust since January 1998 and is responsible for overseeing the portfolio management of the Trust. Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Trust and as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Trust with Mr. Norman.

Curtis F. Lee.  Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since August 1999. Mr. Lee has managed the Trust since August 1999. Prior to joining the Investment Manager, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Trust (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 28, 2005.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel A. Norman	2	4.05b	0	N/A	8	1.1
Jeffrey A. Bakalar	2	4.05b	0	N/A	8	N/A
Curtis F. Lee	2	4.05b	0	N/A	8	N/A

* Of these other accounts, none have an advisory fee based on performance

41

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep N.V.

42

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the Standard & Poor’s (“S&P’s”) LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Trust Shares Owned
Daniel A. Norman	$101,000 - $500,000
Jeffrey A. Bakalar	$50,001 - $100,000
Curtis F. Lee	$0

(b) Not applicable.

43

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

44

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: May 8, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: May 8, 2006

42